UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05518

 The RBB Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street,
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Salvatore Faia, President
c/o U.S. Bancorp Funds Services, LLC
 615 East Michigan Street,
Milwaukee, WI 53202
  (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 765-5145

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Explanatory Note: This filing covers the Motley Fool Independence Fund, the Motley Fool Great America Fund and the Motley Fool Emerging Markets Fund (formerly, the Motley Fool Epic Voyage Fund).

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.


Letter from the President

[GRAPHIC OMITTED]

                     Dear Fellow Shareholder,

                     If you're a fund investor you've likely heard a lot over

                     the last two years about the debate between

                     actively-managed mutual funds and passive products, such

                     as index funds and ETFs. Behind that debate is another

                     question: - are active managers worth their fees? Why or

                     why not?

                     A few months ago, my esteemed colleague Bryan Hinmon made

                     the case for active investing in -an article for our

                     website, www.foolfunds.com. (You can find it here:

https://  www.foolfunds.com/insights/the-case-for-active-investing).  -I highly recommend you take -six minutes and President

                     read it (after you're -finished here).

                               Denise H. Coursey

I can't possibly make the case more eloquently or thoughtfully than Bryan has.

But as an amateur investor like you, I can tell you why I own actively managed funds. - It comes down to this: I deserve better than average.

The argument in favor of passive investing goes like this:

     1. Most actively managed funds don't beat their benchmarks.

  2. Why pay more for less in performance, when you can buy an index fund or

  ETF and match the market's performance?

I'll admit, I can see the logic there. If you can't beat `em, join `em.

Certainly, there's a place for passive in any portfolio, including mine. But the thing is, I'm not willing to concede defeat across the board and settle for average whatever-the-market-does-is-fine-with-me performance.

It's very easy for your brain to turn the statement "most actively managed funds can't beat the market" into "none of them can," or "so few can that it's not worth looking for them."

I suggest we take a closer look at the data. According to Jim Atkinson of

Guinness Atkinson Asset Management, "for the 15-year period ending June 30,

2017, 35% of actively managed equity funds outperformed their benchmark." Over the 5 year period, that number is 31% and over 1 year, 43% beat their benchmarks. -And that's net of fund fees! And if you strip out U.S. equity funds for large caps, where the market is most efficient and it's harder to outperform, the number jumps to 41%.

That could be viewed as -a 1-in-3 chance of finding a benchmark-beating manager. I don't know about you, but I'm willing to take those odds -

especially because I think I can improve them with a little research. Allow me to explain.

Cleaning out the closet indexers

The way I see it, there is one guaranteed way for an active fund -to underperform its benchmark (or a passive fund or ETF that tracks that benchmark): by owning most of the holdings of the benchmark and then charging a high management fee. You simply can't perform better than your benchmark if you don't vary from it.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

0

                                                 A series -of The RBB Fund, Inc.


Funds that do this are called "closet indexers," and there are a remarkable number of them out there. A study by K.J. Martijn Cremers and Antti Patejisto of Yale in 2009, detailed in their paper How Active is Your Fund Manager? A New

Measure that Predicts Performance, -found that nearly a third of actively managed U.S. mutual funds are -closet indexers. So the logic follows that you could significantly increase your odds of finding benchmark-beating active funds -if you can -find the closet indexers and take them out of the equation.

Fortunately, those smart researchers at Yale devised a measure to help us do that. It's called "active share." Active share measures the percentage of fund holdings that are different from benchmark holdings. So if a fund uses the S&P

500 Index as a benchmark, active share will tell us the percentage of the fund holdings that aren't in the S&P 500. A fund with an active share of 0 completely overlaps its benchmark - some might call that an "index fund" - and a fund with an active share of 100 has no overlap with its benchmark. -And you know, at the very least, that those active managers are doing their jobs.

But does higher active share equate to better returns? Cremers and Patejisto's aforementioned research says yes. They studied and computed Active Share for all U.S. equity mutual funds from 1980 to 2003 and found that high active-share funds outperformed their benchmarks by 1.13% to 1.15% annually, net of fees and expenses.

I don't know about you, but I'd say it's worth a little bit of work and thought for a chance at doing -better than average.

You'll have to dig a little to find a fund's active-share score. Morningstar doesn't provide it, so you'll have to go to the fund's website and -poke around some more. You'll -probably find it on the fund's fact sheet.

At Motley Fool Funds, we are pretty darn proud of our active-share scores.

They're all in the mid-90s, and you can find our active share scores in our

"Fund Fact Sheets" on our website at www.foolfunds.com. More importantly, that number is a sign to our investors that we're doing our jobs and earning our fee, because we know if you're investing with us, you aren't willing to settle for average. -

Thank you, as always, for putting your trust in us. My team and I will continue to work hard to earn and deserve that trust every day.

Foolish best,

[GRAPHIC OMITTED]

Denise H. Coursey

President, Motley Fool Asset Management

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               1

A series -of The RBB Fund, Inc.


Letter to Shareholders

[GRAPHIC OMITTED]

                     Stay Active

                     Dear Fellow Shareholder,

This past spring, I got invited to a lot of weddings. It seems the most common two conversation starters at these events are "how do you know so-and-so?" and

"what do you do for work?" Once I reveal my profession, the wedding conversations turn to how the stock market is due for a correction. The people

I'm speaking with are usually seeking confirmation, but I don't offer it.

              Instead, I steer the conversation Portfolio Manager

Bryan Hinmon         toward more fertile ground by asking two simple questions.

What if you're -wrong?

While it's true that the U.S. unemployment rate is at its lowest rate in a decade, did you know that the labor participation rate is considerably below its historical average? In fact, it's at levels not seen since the 1970s. Yet at the same time, the employment-to-population ratio is strongly rising. The trend is healthy as more people are coming back to work.

How about debt? Household debt service levels are near their lowest levels ever, meaning disposable income is near an all-time high. Whether this disposable income is spent (leading to sales and profit growth for U.S.

companies) or saved (and possibly invested in stocks to drive prices higher)

the result is unlikely to support a lasting market slide.

There's also concern that with the baby boomers aging, there may not be enough spending to spur the economy along. However, according to projections by the

U.S. Census Bureau based on the 2010 census the most common age in the U.S. is

26, and the number of 30- to 39-year-olds is poised to accelerate from 43 million to 49 million over the next decade. From a demographic standpoint, the

U.S. is in good shape. The Bureau of Labor Statistics tells us the largest increases in consumer expenditures come as citizens hit the 25- to 34-year-old and 35- to 44-year old cohorts.

Finally, consider that stocks are subject to the fundamental law of supply and demand. On the supply side, the number of public companies in the U.S. has fallen more than 35% since 1997. On the demand side, only 52% - of adults are invested in stocks directly or through funds of some sort. Lower supply and the potential for higher demand would support higher equilibrium prices.

At the point of taking about equilibrium prices, the person I'm speaking with

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


usually resigns to the fact that there may be another side to the market-

correction debate. But they haven't answered the question yet: "What should you do if you're wrong?"

The common answer, in its simplest form, is some version of "stay invested in stocks." The data -here is not intended to change any minds; it's presented to

-open them. Predicting the future is hard, and there are real costs involved if you're wrong.

What if you're right?

The market correction debate usually centers -on the economic and equity market runs and valuation. I happily entertain a discussion on both.

We've had 10 economic recoveries since World War II. The average recovery has lasted 5.7 years, and the current recovery is now more than eight years long.

Similarly, the S&P 500 is closing in on its ninth consecutive year of positive performance. This is an impressive run. A common refrain is that these streaks can't last.

The S&P 500 appears expensive, trading at a price-to-earnings ratio above 24.

This is rarified air - a level not seen outside of the tech bubble. The cyclically adjusted price-to-earnings ratio, which takes a 10-year view, is now higher than it was during Black Tuesday -in 1929 and -Black Monday -in 1987.

Regardless of what valuation multiple one choses to look at, the conclusion is the same: it's on the high side of historical normality.

At this point, the person I'm chatting with feels vindicated. -And that's when

I ask, "What should you do if you are right?"

Imagine what the combination of frustration and a blank stare looks like,

because that's what I usually see. All the responses I get end in question marks. Buy bonds? (Near record-low interest rates.) Buy gold? (Historically low returns.) Move to cash? (Zero capital appreciation.) Move to the cryptocurrency

-du jour? (There's no history to help you know where to invest.) Short stocks?

(You introduce catastrophic loss scenarios.)

In short: Predicting the future is meaningless unless there's a clear action to take that can move you toward your goals.

Stay Active

I believe the fundamentals of the economy and market are supportive of the potential for -healthy returns. Yet I can assure you that the market will fall,

possibly hard, at some point. Regardless of what the future holds, what really matters is positioning your capital to help you achieve your goals over time.

There are two things you should consider.

First, lengthen your time frame. Why is 365 days the optimal measurement period? It's reassuring that historically from 1927 to 2016 the market has risen in seven

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

A series of The RBB Fund, Inc.


out of every 10 years, but it's downright empowering to know that it rose over

85% of rolling five-year periods and 94% of rolling 10-year periods. Whether the market is due for a correction matters much less with a longer-term outlook. A key to staying invested is having an appropriate (ahem, long) time horizon.

Second, to give yourself a chance to avoid a market losing streak, invest differently from the market average. Losing streaks do happen (1929-1932, 1940-

1941, 1973-1974, 2000-2002) and they're assured for you if you invest passively and accept "average." To get "different," you must -be different, and choosing to invest through an actively managed mutual fund - like the Independence,

Great America, and Emerging Markets funds - it may be a -way to do so.

At this point, we've moved beyond awkward wedding conversation. Your team at

Motley Fool Investment Management has internalized a "Stay Active" mantra. Our core investing belief is that independent research, conducted with a long-term mindset, will lead to outperformance. Conducting independent research ensures that we continuously depart from "average." Maintaining a long-term mindset ensures that we're constructing portfolios filled with companies we anticipate owning for years.

If you're reading this, you've probably chosen to Stay Active. We commend you for this approach and thank you for the trust you put in our team. Independent research and a long-term mindset will continue to define our approach and differentiate us from others. - -

Onward,

[GRAPHIC OMITTED]

Bryan Hinmon

Chief Investment Officer, Motley Fool Asset Management

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a

Fund may not match those in an index and performance of the Fund will be differ. You cannot invest directly into an index. Active Share-The percentage of Fund holdings that differ from the benchmark.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time. -

[GRAPHIC OMITTED]

   New to investing? Reading your first mutual fund annual report?

       Welcome! Here are some important things you need to know.

       Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It's possible to lose money, including your principal

       - especially during the short term.

       We focus on stocks we have good reason to believe are undervalued by the

       market.We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it's possible that the intrinsic worth of any particular company may not match our valuation.

       Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 10, 28, and -44 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 63-67.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

A series of The RBB Fund, Inc.


Motley Fool Independence Fund Portfolio Characteristics

Effective August 1, 2017, the Fund changed -its fiscal year end to August 31. -

As a result the -commentary and returns address the period from November 1,

2016 to August 31, 2017.

The Motley Fool Independence Fund operated as a series of The Motley Fool Funds

Trust (the "Predecessor Fund") prior to December 21, 2016, at which time the

Predecessor Fund was reorganized into the Fund. -The performance shown for periods prior to December 21, 2016 represents the performance of the

Predecessor Fund. At August 31, 2017, the Motley Fool Independence Fund

-Investor -Shares had an audited net asset value of $24.09 per share attributed to 14,024,704 shares outstanding and the Institutional -Shares had an audited net asset value of $24.09 per share attributed to 2,516,056 shares outstanding.

This compares with an unaudited net asset value as of June 16, 2009 for the

Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the -Investor Shares -launch on June

16, 2009 to August 31, 2017, the -Investor Shares -had an average -annual

-total return of -12.73%(+) versus a return of 11.58%(+) over the same period for its benchmark, -FTSE Global All Cap Net Tax -Index. From the Institutional

Shares launch on June 17, 2014 to August 31, 2017, the Institutional -Shares

returned 7.27%(+) versus a return of 6.27%(+) over the same period for the

-FTSE Global All Cap Net Tax -Index.

The graph below shows the performance of $10,000 invested in the Investor

Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. -

 -




  Average Annual Total Returns as of 8/31/2017

===============================================


                                                                           Since            Inception

                                                One Year     Five Year     Inception           Date

Investor Shares*                                19.62%       11.36%        12.73%           6/16/2009

Institutional Shares*                           19.74%           -          7.27%           6/17/2014

FTSE Global All Cap Net Tax Index**             18.97%       11.08%         - (1)                -

Fund Expense Ratios(2): Investor Shares: Gross 1.14% and Net 1.14%; Institutional Shares: Gross

2.12% and Net 0.95%



                                       - -

[GRAPHIC OMITTED]

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 11.58% from the inception date -of the Investor -Shares and 6.27% from the inception date of the -Institutional -Shares.

(2)The -expense ratios of the Fund are set forth according to the -2/28/2017

Prospectus, as supplemented, -for the Fund and may differ from the expense ratios disclosed in the -Financial Highlights tables in this report. See the

Financial Highlights for more current expense ratios.

(+) Returns less than one year are not annualized.

*These returns reflect expense waivers by the Fund's investment adviser.

Without these waivers, returns would have been lower.

**The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in

Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world's investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Motley Fool Independence Fund (Unaudited)


received by a U.S. Regulated Investment Company domiciled in the United States.

-The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the Independence Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund employs a growth at a reasonable price investment strategy and seeks long-term growth by identifying and acquiring securities of companies that are, in the view of

Motley Fool Asset Management, LLC (the "Adviser"), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser's approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser,

offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. Despite having an Active Share over 93% at the end of the period, the Fund and its benchmark's monthly returns were 89% correlated over the past twelve months, and this level of correlation will likely persist.

The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. As of

August 31, 2017, more than half of the Fund's net assets were invested in companies with a market capitalization below $15 billion, including one-fifth of the Fund invested in companies smaller than $3 billion. In addition to company risk, fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. As of August

31, 2017, 46.5% of the Fund's net assets were invested outside the United

States, including 29.5% invested in companies headquartered in countries that

FTSE considers to be Emerging, Frontier, or Unclassified. Please refer to the prospectus for a more detailed discussion of the Fund's strategies and risks.

While investing in a particular sector is not a principal investment strategy of the Independence Fund, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2017, 30.5% of the Fund's net assets were invested in the Information Technology sector. The heavy allocation to Information Technology companies was driven by two different factors during the year. First, more money was allocated to the sector throughout the year.

Six of the fourteen Fund holdings classified as Information Technology were first purchased during this fiscal year, including Facebook, Mastercard,

MercadoLibre, Paycom Software, PayPal Holdings, and Splunk. And second, these investments paid off very well, as the Fund's Technology sector holdings delivered a weighted average return in excess of 32% for the year. This includes IPG Photonics, Douzone Bizon, Tencent Holdings, and Apple, which all gained 50% or more over the period.

Other top performers included a trio of Healthcare companies, NMC Health, Align

Technology, and Ionis Pharmaceuticals, which gained 97%, 90%, and 81%,

respectively, over the twelve-month period. Given the position sizes, NMC

Health and Align Technology were the two largest contributors to Fund returns for the year, followed by IPG Photonics, Douzone Bizon, and Tencent Holdings.

The largest individual detractors to performance during the year were all consumer-facing companies: Under Armour, Nippon Indosari Corpindo, and

TripAdvisor.

The following tables show the top eleven holdings, sector allocations, and top eleven countries in which the Fund was invested in as of August 31, 2017.

Portfolio holdings are subject to change

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

Motley Fool Independence Fund (Unaudited)


without notice.

      -

[GRAPHIC OMITTED]

   Certain mutual fund ratings and review services have created style boxes,

         which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a "value" to "growth" basis on the other axis. This may be a helpful way - at times - to think about certain investment opportunities, but we don't believe we'll improve your returns by limiting ourselves to any one portion of that style box.




                              % of Net

 Top Eleven Holdings*          Assets

==========================   =========


Amazon.com, Inc.                4.18%

NMC Health PLC                  3.86

Medtronic PLC                   3.60

Mastercard, Inc. Class A        3.19

IPG Photonics Corp.             3.18

Douzone Bizon Co., Ltd.         2.96

BGEO Group PLC                  2.95

XPO Logistics, Inc.             2.86

Tencent Holdings Ltd.           2.85

Starbucks Corp.                 2.68

HDFC Bank Ltd.                  2.45

                               -----

                               34.76%

                               =====



* As of the date of the report, the Fund had a holding of -2.78% in the -BNY

Mellon Cash Reserve.

The Motley Fool Independence Fund uses the Global Industry Classification

StandardSM ("GICS SM") as the basis for the classification of securities on the

Schedule of Investments ("SOI"). We believe that this -makes the SOI classifications more standard with the rest of the industry.




                                 % of Net

 Sector Allocation                Assets

============================   ===========


Information Technology             30.45%

Consumer Discretionary             17.31

Health Care                        16.52

Industrials                        12.35

Financials                          9.76

Real Estate                         4.69

Consumer Staples                    4.28

Telecommunication Services          1.96

                                   -----

                                   97.31%

                                   =====



 - - -




                            % of Net

 Top Eleven Countries        Assets

=======================   ===========


United States*                53.53%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Motley Fool Independence Fund (Unaudited)





                           % of Net

 Top Eleven Countries       Assets

=======================   =========


United Arab Emirates         4.95

China                        4.73

Japan                        4.59

Ireland                      3.60

United Kingdom               3.04

South Korea                  2.96

Georgia                      2.95

Indonesia                    2.86

India                        2.45

Argentina                    2.36

                            -----

                            88.02%

                            =====



* As of the date of the report, the Fund had a holding of -2.78% in the -BNY

Mellon Cash Reserve. -

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

Motley Fool Independence Fund (Unaudited)


About Your Expenses

As a shareholder of the Independence Fund, you incur (1) transaction costs and

(2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars)

of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

-March 1, 2017 to August 31, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses

Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

[GRAPHIC OMITTED]

   Do you know how many times a fund, or the market, has returned a smooth 5%

         over a long period of time? Never. But we have to pick some example.

         In reality, the market's returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania's

         Jeremy Siegel and others, the domestic market's returns have been at least 5% per year on average.

 -




                                                                             Expenses

                            Beginning           Ending        Annualized       Paid

                          Account Value     Account Value       Expense       During

                             3/01/17           8/31/17         Ratio(1)      Period(2)

                         ===============   ===============   ============   ==========


Investor Shares

Actual                       $ 1,000         $ 1,150.42           1.15%      $  6.23

Hypothetical                 $ 1,000         $ 1,019.41           1.15%      $  5.86

Institutional Shares

Actual                       $ 1,000         $ 1,150.97           0.95%      $  5.17

Hypothetical                 $ 1,000         $ 1,020.39           0.95%      $  4.86



(1)These ratios reflect expenses waived by the Fund's investment adviser. -

 Without these waivers, the Fund's expenses would have been higher and the ending account values would have been lower.

(2) Expenses are equal to the Fund's annualized expense ratio for the period

 -March 1, 2017 to August 31, 2017, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal -half-year, then -divided by 365.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Motley Fool Independence Fund (Unaudited)


                         Motley Fool Independence Fund

                            Schedule of Investments

                                August 31, 2017




                                                                            Value

 Issues                                                      Shares       (Note 2)

======================================================== ============= ==============


Equity Securities - 94.12%

Air Freight & Logistics - 2.86%

XPO Logistics, Inc. (United States)*                        186,000    $11,383,200

                                                                       -----------

Auto Components - 0.92%

Gentex Corp. (United States)                                200,000      3,654,000

                                                                       -----------

Banks - 7.72%

Banco Latinoamericano de Comercio Exterior SA (Panama)      343,129      9,250,758

BGEO Group PLC (Georgia)                                    263,132     11,754,961

HDFC Bank Ltd. (India)(a)                                   100,000      9,743,000

                                                                       -----------

                                                                        30,748,719

                                                                       -----------

Biotechnology - 1.88%

Ionis Pharmaceuticals, Inc. (United States)*                140,000      7,506,800

                                                                       -----------

Commercial Services & Supplies - 1.33%

KAR Auction Services, Inc. (United States)                  117,708      5,307,454

                                                                       -----------

Communications Equipment - 1.40%

Infinera Corp. (United States)*                             661,100      5,592,906

                                                                       -----------

Diversified Financial Services - 2.04%

Berkshire Hathaway, Inc. Class A (United States)*                30      8,143,500

                                                                       -----------

Electronic Equipment, Instruments & Components - 3.18%

IPG Photonics Corp. (United States)*                         72,000     12,656,880

                                                                       -----------

Equity Real Estate Investment Trusts - 4.69%

American Tower Corp. (United States)                         64,000      9,475,200

SBA Communications Corp. (United States)*                    60,000      9,213,000

                                                                       -----------

                                                                        18,688,200

                                                                       -----------

Food & Staples Retailing - 1.57%

Costco Wholesale Corp. (United States)                       40,000      6,269,600

                                                                       -----------

Food Products - 2.71%

Nestle SA (Switzerland)                                      68,694      5,823,599

PT Nippon Indosari Corpindo Tbk (Indonesia)              54,234,800      4,959,261

                                                                       -----------

                                                                        10,782,860

                                                                       -----------

Health Care Equipment & Supplies - 9.09%

Align Technology, Inc. (United States)*                      53,000      9,367,220

Medtronic PLC (Ireland)                                     177,772     14,331,979



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

Motley Fool Independence Fund





                                                                 Value

 Issues                                            Shares       (Note 2)

=============================================== ============ =============


Equity Securities (continued)

Health Care Equipment & Supplies (continued)

Natus Medical, Inc. (United States)*               136,900   $4,599,840

ResMed, Inc. (United States)                       102,000    7,913,160

                                                             ----------

                                                             36,212,199

                                                             ----------

Health Care Providers & Services - 3.86%

NMC Health PLC (United Arab Emirates)              435,482   15,365,041

                                                             ----------

Hotels, Restaurants & Leisure - 3.64%

Starbucks Corp. (United States)                    195,000   10,697,700

Texas Roadhouse, Inc. (United States)               80,500    3,819,725

                                                             ----------

                                                             14,517,425

                                                             ----------

Internet & Catalog Retail - 7.52%

Amazon.com, Inc. (United States)*                   17,000   16,670,200

Ctrip.com International Ltd. (China)*(a)           145,800    7,501,410

zooplus AG (Germany)*                               33,000    5,779,974

                                                             ----------

                                                             29,951,584

                                                             ----------

Internet Software & Services - 9.72%

Alphabet, Inc. Class C (United States)*              9,024    8,476,514

Facebook, Inc. Class A (United States)*             55,000    9,458,350

MercadoLibre, Inc. (Argentina)                      36,437    9,417,871

Tencent Holdings Ltd. (China)                      270,000   11,361,512

                                                             ----------

                                                             38,714,247

                                                             ----------

IT Services - 4.74%

Mastercard, Inc. Class A (United States)            95,500   12,730,150

PayPal Holdings, Inc. (United States)*             100,000    6,168,000

                                                             ----------

                                                             18,898,150

                                                             ----------

Leisure Products - 1.42%

Shimano, Inc. (Japan)                               42,000    5,674,208

                                                             ----------

Life Sciences Tools & Services - 1.69%

Horizon Discovery Group PLC (United Kingdom)*    2,135,499    6,737,809

                                                             ----------

Machinery - 1.20%

FANUC Corp. (Japan)                                 24,600    4,779,349

                                                             ----------

Media - 2.18%

Multiplus SA (Brazil)                              278,600    3,318,932



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Motley Fool Independence Fund





                                                                                   Value

 Issues                                                             Shares       (Note 2)

=============================================================== ============= ==============


Equity Securities (continued)

Media (continued)

System1 Group PLC (United Kingdom)                                 700,000    $ 5,384,824

                                                                              -----------

                                                                                8,703,756

                                                                              -----------

Multiline Retail - 1.62%

PT Mitra Adiperkasa Tbk (Indonesia)                             12,301,000      6,453,830

                                                                              -----------

Semiconductors & Semiconductor Equipment - 2.00%

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)           215,000      7,948,550

                                                                              -----------

Software - 7.56%

Douzone Bizon Co., Ltd. (South Korea)                              401,680     11,787,506

Paycom Software, Inc. (United States)*                              88,000      6,565,680

Splunk, Inc. (United States)*                                       97,500      6,541,275

Ultimate Software Group, Inc. (The) (United States)*                26,000      5,223,400

                                                                              -----------

                                                                               30,117,861

                                                                              -----------

Technology Hardware, Storage & Peripherals - 1.85%

Apple, Inc. (United States)                                         45,000      7,380,000

                                                                              -----------

Textiles, Apparel & Luxury Goods - 0.00%

Under Armour, Inc. Class C (United States)*                              1             15

                                                                              -----------

Trading Companies & Distributors - 1.85%

Watsco, Inc. (United States)                                        50,000      7,368,000

                                                                              -----------

Transportation Infrastructure - 1.92%

International Container Terminal Services, Inc. (Philippines)    3,750,000      7,663,812

                                                                              -----------

Wireless Telecommunication Services - 1.96%

SoftBank Group Corp. (Japan)                                        96,000      7,815,477

                                                                              -----------

Total Equity Securities (Cost $ 253,401,524)                                  375,035,432

                                                                              -----------

Participatory Notes - 3.19%

Air Freight & Logistics - 1.09%

Aramex PJSC (United Arab Emirates)(b)                            3,134,000      4,351,716

                                                                              -----------

Food Products - 2.10%

Almarai Co. (Saudi Arabia)(b)                                      383,678      8,341,915

                                                                              -----------

Total Participatory Notes (Cost $ 6,617,958)                                   12,693,631

                                                                              -----------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

Motley Fool Independence Fund





                                                                Value

 Issues                                          Shares       (Note 2)

============================================= ============ ==============


Other Investments - 2.78%

Temporary Cash Investment - 2.78%

BNY Mellon Cash Reserve                       11,090,471   $11,090,471

                                                           -----------

Total Other Investments (Cost $ 11,090,471)                 11,090,471

                                                           -----------






Total Investments Portfolio (Cost $ 271,109,953) -100.09%       398,819,534

Liabilities in Excess of Other Assets - (0.09)%                    (375,832)

                                                                -----------

NET ASSETS - 100.00%

(Applicable to 16,540,760 shares outstanding)                 $ 398,443,702

                                                              =============



* Non-income producing security.

(a) ADR - American Depositary Receipts

(b) Security exempt from registration under Rule 144A of the Securities Act of

    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is -$12,693,631 and represents 3.19% of net assets as of August 31, 2017.




PLC - Public Limited Company



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Motley Fool Independence Fund


Statement of Assets and Liabilities




                                                          As of

                                                     August 31, 2017

                                                    ================


Assets:

Investments in securities of unaffiliated issuers,

  at value (at cost, $271,109,953)                  $ 398,819,534

Receivables:

Dividends and tax reclaims                                399,826

Shares of beneficial interest sold                        309,211

Prepaid expenses and other assets                          20,914

                                                    -------------

Total Assets                                          399,549,485

                                                    -------------

Liabilities

Payables:

Shares of beneficial interest redeemed                    571,291

Accrued expenses:

Audit fees                                                 21,000

Accounting and administration fees                        116,688

Advisory fees                                             272,802

Custodian fees                                             29,290

Transfer agent fees                                        57,800

Other expenses                                             36,912

                                                    -------------

Total Liabilities                                       1,105,783

                                                    -------------

Net Assets                                          $ 398,443,702

                                                    =============



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

Motley Fool -Independence Fund


Statement of Assets and Liabilities




                                                             As of

                                                        August 31, 2017

                                                      ==================


Net Assets consist of:

Paid-in-capital                                       $ 222,420,428

Undistributed net investment income                        814,529

Accumulated net realized gain on investment

  securities and foreign currency transactions          47,502,180

Net unrealized appreciation/(depreciation) on

  investment securities, foreign currencies, and

  assets and liabilities denominated in foreign

  currencies                                           127,706,565

                                                      -------------

Net Assets                                            $ 398,443,702

                                                      =============

Net Asset Value:

Investor Shares:

Net assets applicable to capital shares outstanding   $ 337,820,744

Shares outstanding ($0.001 par value; unlimited

  shares authorized)                                    14,024,704

                                                      -------------

Net asset value, offering, and redemption price per

  share*                                              $      24.09

                                                      =============

Institutional Shares:

Net assets applicable to capital shares outstanding   $ 60,622,958

Shares outstanding ($0.001 par value; 100,000,000

  shares authorized)                                     2,516,056

                                                      -------------

Net asset value, offering, and redemption price per

  share*                                              $      24.09

                                                      =============



* A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Motley Fool -Independence Fund


Statement of Operations




                                                       Fiscal Period Ended      Year Ended

                                                       August 31, 2017 (1)   October 31, 2016

                                                      ===================== =================


Investment income

Dividends                                                 $  4,390,605      $ 5,216,918

Interest                                                             -              104

Less foreign taxes withheld                                   (265,502)        (256,559)

                                                          ------------      -----------

Total investment income                                      4,125,103        4,960,463

                                                          ------------      -----------

Expenses

Investment advisory fees                                     2,626,713        3,149,025

Transfer agent fees - Investor Shares                          199,357          261,629

Transfer agent fees - Institutional Shares                      39,106           39,149

Accounting fees - Investor Shares                              180,542          242,420

Accounting fees - Institutional Shares                          40,695           22,864

Shareholder account-related services - Investor

Shares                                                         164,733          220,076

Shareholder account-related services - Institutional

  Shares                                                         2,357            5,004

Custodian fees                                                  76,781           81,081

Administration fees                                             59,211           54,501

Shareholder reporting fees - Investor Shares                    51,020           31,938

Shareholder reporting fees - Institutional Shares                1,052            2,474

Professional fees                                               29,859           57,742

Blue sky fees - Investor Shares                                 25,450           24,975

Blue sky fees - Institutional Shares                            13,112           17,589

Trustee/Director fees                                            3,990           31,627

Chief Compliance Officer fees                                    4,187           26,852

Other expenses                                                  32,683           28,596

                                                          ------------      -----------

Total expenses                                               3,550,848        4,297,542

                                                          ------------      -----------

Management fees waived/reimbursed net of amount

  recaptured - Investor Shares                                       -              266

Expenses waived/reimbursed net of amount

  recaptured - Institutional Shares                            (83,548)         (85,311)

                                                          ------------      -----------

Net expenses                                                 3,467,300        4,212,497

                                                          ------------      -----------

Net investment income (loss)                                   657,803          747,966

                                                          ------------      -----------

Realized and unrealized gain (loss)

Net realized gain (loss) from:

Investment securities                                       47,858,006        9,587,746

Foreign currency transactions                                  (10,585)         (41,550)

                                                          ------------      -----------

Net realized gain (loss) on investment securities

  and foreign currency transactions                         47,847,421        9,546,196

                                                          ------------      -----------

Change in net unrealized

  appreciation/(depreciation) on:

Investment securities                                       24,596,574      (10,796,371)

Foreign currency translations                                   11,629              650

                                                          ------------      -----------

Change in net unrealized appreciation/

  (depreciation) on investment securities, foreign

  currencies, and assets and liabilities

  denominated in foreign currencies                         24,608,203      (10,795,721)

                                                          ------------      -----------

Net realized and unrealized gain (loss)                     72,455,624       (1,249,525)

                                                          ------------      -----------

Net increase (decrease) in net assets resulting from

  operations                                              $ 73,113,427      $  (501,559)

                                                          ============      ===========

(1)The Fund changed its fiscal year end to August 31

  during the period.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              17

Motley Fool Independence Fund


Statements of Changes in Net Assets




                                                         Fiscal Period         Year             Year

                                                             Ended             Ended           Ended

                                                           August 31,       October 31,     October 31,

                                                            2017(1)            2016             2015

                                                       ================= ================ ===============


Operations:

Net investment income (loss)                           $    657,803      $    747,966     $    963,521

Net realized gain (loss) on investment securities and

  foreign currency transactions                          47,847,421         9,546,196         (524,695)

Change in net unrealized appreciation/

  (depreciation) on investment securities, foreign

  currencies, and assets and liabilities denominated

  in foreign currencies                                  24,608,203       (10,795,721)      (5,336,798)

                                                       ------------      -------------    -------------

Net increase (decrease) in net assets resulting from

  operations                                             73,113,427          (501,559)      (4,897,972)

                                                       ------------      -------------    -------------

Dividends to Shareholders:

Dividends from net investment income

Investor Shares                                            (604,493)          (34,910)      (2,188,018)

Institutional Shares                                       (186,098)          (13,802)         (26,738)

Distributions from net realized capital gains

Investor Shares                                          (8,485,045)         (166,111)      (6,627,841)

Institutional Shares                                     (1,167,344)           (3,300)         (72,605)

                                                       ------------      -------------    -------------

Total dividends and distributions                       (10,442,980)         (218,123)      (8,915,202)

                                                       ------------      -------------    -------------

Capital Share Transactions:

Proceeds from shares sold

Investor Shares (1,001,231, 1,642,369 and 2,584,826

  shares, respectively)                                  22,119,265        32,544,953       53,616,724

Institutional Shares (2,235,895, 44,003 and 222,884

  shares, respectively)                                  46,460,601           876,179        4,626,757

Reinvestment of dividends

Investor Shares (449,511, 9,795 and 424,462 shares,

  respectively)                                           8,937,049           197,667        8,654,772

Institutional Shares (66,891, 837 and 4,766 shares,

  respectively)                                           1,333,174            16,889           97,176

Value of shares redeemed

Investor Shares (4,767,676, 3,682,983 and 3,334,905

  shares, respectively)                                (100,374,196)      (72,564,161)     (68,761,591)

Institutional Shares (141,726, 69,455 and 40,220

  shares, respectively)                                  (3,097,677)       (1,365,672)        (818,282)

Redemption and small-balance account fees

Investor Shares                                              33,388            38,069           72,419

Institutional Shares                                            519                20                5

                                                       ------------      -------------    -------------

Net increase (decrease) from capital share

  transactions                                          (24,587,877)      (40,256,056)      (2,512,020)

                                                       ------------      -------------    -------------

Total increase (decrease) in net assets                  38,082,570       (40,975,738)     (16,325,194)

                                                       ------------      -------------    -------------

Net Assets:

Beginning of Period                                     360,361,132       401,336,870      417,662,064

                                                       ------------      -------------    -------------

End of Period*                                         $398,443,702      $360,361,132     $401,336,870

                                                       ============      =============    =============

*Including undistributed net investment income

  (loss)                                               $    814,529      $   (760,546)    $    (11,005)

                                                       ============      =============    =============

(1)The Fund changed its fiscal year end to August 31

  during the period.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Motley Fool -Independence -Fund


Financial Highlights

(for a share outstanding throughout each period)




                           Fiscal Period

                               Ended

                            August 31,                              Years Ended October 31,

                          --------------   -------------------------------------------------------------------------

 Investor Shares            2017(1)(2)         2016            2015           2014           2013           2012

-----------------------   --------------   ------------   -------------   ------------   ------------   ------------


Net Asset Value,

  Beginning of Period        $ 20.36         $ 20.32         $ 21.00        $ 19.24        $ 15.48        $ 14.15

                             -------         -------         -------        -------        -------        -------

Income (Loss) From

  Investment

  Operations

  Net Investment

   Income (Loss)(3)             0.03            0.04            0.05           0.11           0.07           0.14

  Net Gain (Loss) on

   Securities

   (Realized and

   Unrealized)                  4.30            0.01          (0.29)          1.87           3.79           1.29

                             -------         -------         -------        -------        -------        -------

Total From

  Investment

  Operations                    4.33            0.05          (0.24)          1.98           3.86           1.43

                             -------         -------         -------        -------        -------        -------

Less Distributions

  Net Investment

   Income                      (0.04)              -*        (0.11)         (0.04)        (0.11)        (0.10)

  Net Realized Capital

   Gains                       (0.56)         (0.01)        (0.33)         (0.18)             -              -

                             --------        --------        -------        --------       --------       --------

Total Distributions            (0.60)         (0.01)        (0.44)         (0.22)        (0.11)        (0.10)

                             --------        --------        -------        --------       --------       --------

Redemption and

  Small-Balance

  Account Fees                      -*              -*             -*              -*         0.01               -*

                             ---------       ---------       --------       ---------      --------       ---------

Net Asset Value, End

  of Period                  $ 24.09         $ 20.36         $ 20.32        $ 21.00        $ 19.24        $ 15.48

                             ========        ========        =======        ========       ========       ========

Total Return(4)(5)              21.91%           0.25%        ( 1.13%)         10.43%         25.14%         10.21%

Net Assets, End of

  Period (thousands)         $337,821        $353,118        $393,611       $413,624       $354,081       $227,881

Ratios/Supplemental

  Data

Ratio of Expenses to

  Average Net Assets             1.15%           1.14%          1.15%           1.26%          1.36%          1.47%

Ratio of Expenses to

  Average Net Assets

  (Before Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously Waived

  Fees)                          1.15%           1.14%          1.13%           1.23%          1.37%          1.54%

Ratio of Net

  Investment Income

  (Loss) to Average

  Net Assets                     0.18%           0.20%          0.23%           0.55%          0.44%          0.93%



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              19

Motley Fool Independence Fund


Financial Highlights




                         Fiscal Period

                             Ended

                          August 31,                        Years Ended October 31,

                        --------------   --------------------------------------------------------------

 Investor Shares          2017(1)(2)        2016         2015         2014         2013         2012

---------------------   --------------   ----------   ----------   ----------   ----------   ----------


Ratio of Net

  Investment Income

  (Loss) to Average

  Net Assets (Before

  Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously Waived

  Fees)                       0.18%          0.20%        0.25%        0.59%        0.43%        0.86%

Portfolio Turnover              38%            26%          21%          24%          22%          37%



* Amount represents less than $0.005 per share.

(1) The Fund changed its fiscal year end to August 31 during the period. All ratios for the fiscal period have been annualized. -Total return and portfolio turnover for the fiscal period have not been annualized.

(2) Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley

    Fool Funds Trust (the "Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performances of the Predecessor

    Fund.

(3) Per share data calculated using average shares outstanding method.

(4) During the -year ended October 31, 2013, -0.06% of the Fund's total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08%. -For the fiscal year ended August 31, 2017 and the years ended October 31, 2016, October 31, 2015, October 31, 2014 and -October

    31, 2012, redemption and small-balance account fees received had no effect on the Fund's total return.

(5) Total return reflects the rate an investor would have earned on an investment in the Fund during -the period.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Motley Fool Independence Fund


Financial Highlights




                                           Fiscal Period                                     Period

                                               Ended                                          Ended

                                             August 31,       Years Ended October 31,      October 31,

                                          ---------------   ---------------------------   ------------

 Institutional Shares                        2017(1)(2)         2016           2015        2014(3)(4)

---------------------------------------   ---------------   ------------   ------------   ------------


Net Asset Value, Beginning of Period         $  20.40         $  20.35       $  21.01       $  20.36

                                             --------         --------       --------       --------

Income (Loss) From Investment

  Operations

  Net Investment Income (Loss)(5)               0.09              0.08           0.10           0.03

  Net Gain (Loss) on Securities

   (Realized and Unrealized)                    4.25              0.02        (0.31)          0.62

                                             --------         --------       --------       --------

Total From Investment Operations                4.34              0.10        (0.21)          0.65

                                             --------         --------       --------       --------

Less Distributions

  Net Investment Income                       (0.09)         (0.04)       (0.12)             -

  Net Realized Capital Gains                  (0.56)         (0.01)       (0.33)             -

                                             --------         --------       --------       --------

Total Distributions                           (0.65)         (0.05)       (0.45)             -

                                             --------         --------       --------       --------

Redemption and Small-Balance

  Account Fees                                      -*               -*             -*             -

                                             ---------        ---------      ---------      --------

Net Asset Value, End of Period               $  24.09         $  20.40       $  20.35       $  21.01

                                             ========         ========       ========       ========

Total Return(6)(7)                              21.97%         (  0.47%)      (  0.97%)         3.19%

Net Assets, End of Period (thousands)        $ 60,623         $  7,243       $  7,726       $  4,038

Ratios/Supplemental Data

Ratio of Expenses to Average Net

  Assets                                         0.95%            0.95%          0.95%          0.95%

Ratio of Expenses to Average Net

  Assets (Before Waivers and

  Reimbursement of Expenses

  and/or Recapture of Previously

  Waived Fees)                                   1.17%            2.12%          2.14%          3.78%

Ratio of Net Investment Income

  (Loss) to Average Net Assets                   0.48%            0.39%          0.46%          0.39%

Ratio of Net Investment Income

  (Loss) to Average Net Assets

  (Before Waivers and

  Reimbursement of Expenses

  and/or Recapture of Previously

  Waived Fees)                                   0.26%         (  0.78%)         0.73%       (  2.43%)

Portfolio Turnover                                 38%              26%            21%            24%



* Amount represents less than $0.005 per share.

(1) The Fund changed its fiscal year end to August 31 during the period. All ratios for the fiscal period have been annualized. -Total return and portfolio turnover for the fiscal period have not been annualized.

(2) Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley

    Fool Funds Trust (the "Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performances of the Predecessor

    Fund.

(3) Commenced operations on June 17, 2014. - All ratios for the period have been annualized. Total return -for the period has not been annualized.

(4) Because of commencement of operations and related preliminary transaction costs, these ratios

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              21

Motley Fool Independence Fund


Financial Highlights

     are not necessary indicative of future ratios.

(5) Per share data calculated using average shares outstanding method.

(6) For the -fiscal period -ended August 31, 2017 and the years ended October

    31, 2016, October 31, 2015, and the period ended October 31, 2014,

    redemption and small-balance account fees received had no effect on the

    Fund's total return.

(7) Total return reflects the rate an investor would have earned on an investment in the Fund during -the period. -

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Motley Fool Independence Fund


Motley Fool Great America Fund Portfolio Characteristics -

Effective August 1, 2017, the -Fund changed its fiscal year end to August 31.

As a result the commentary and returns address the period from November 1, 2016 to August 31, 2017.

The Motley Fool Great America Fund operated as a series of The Motley Fool

Funds Trust (the "Predecessor Fund") prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents performance of the Predecessor

Fund. At -August 31, 2017, the Motley Fool Great America Fund Investor -Shares

had an audited net asset value of $22.04 per share attributed to -9,548,476 shares outstanding and the Institutional -Shares had an audited net asset value of $22.14 per share attributed to -919,956 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor

-Shares of $10.00 per share attributed to 102,000 shares outstanding and as of

June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor -Shares launch on November 1, 2010 to

-August 31, 2017, the Investor Shares had an average annual total return of

12.62%(+) versus a return of 13.49%(+) over the same period for its benchmark,

the Russell 2500 Growth -Index, and a return of 13.08%(+) for its previous benchmark, the Russell MidCap Index. -Over the same period, the Russell 2000

Index returned 12.30%(+). From the Institutional Shares launch on -June 17,

2014 to -August 31, 2017, the Institutional -Shares returned 6.98%(+), versus a return of 8.14%(+) over the same period for the Russell 2500 -Growth Index, and a return of -7.86%(+) for the Russell MidCap Index. -Over the same period, the

Russell 2000 Index returned 7.27%(+).

Please note that we are using a new -benchmark for the Fund, the Russell 2500

Growth Index, as a replacement for the Russell Midcap -Index and the Russell

2000 Index. - The reason for the change is because the Russell 2500 Growth

Index more appropriately reflects the types of securities held in the Fund's portfolio and provides better comparative performance information. -

The graph below shows the performance of $10,000 invested in the Investor

-Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.




  Average Annual Total Returns as of 8/31/2017

===============================================


                                                                           Since            Inception

                                                One Year     Five Year     Inception           Date

Investor Shares*                                15.03%       13.37%        12.62%           11/1/2010

Institutional Shares*                           15.31%           -          6.98%           6/17/2014

Russell 2500 Growth Index**                     21.71%       14.07%         - (1)                -

Russell Midcap Index***                         15.89%       14.11%         - (2)                -

Russell 2000 Index****                          19.03%       13.19%         - (3)                -

Fund Expense Ratios(4): Investor Shares: Gross 1.17% and Net 1.15%; Institutional Shares: Gross

2.40% and Net 0.95%



[GRAPHIC OMITTED]

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 13.49% from the inception date of the Investor -Shares and 8.14% from the inception date of the Institutional -Shares.

(2)The index returned 13.08% from the inception date of the Investor -Shares and 7.86% from the inception date of the Institutional -Shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              23

Motley Fool Great America Fund (Unaudited)


(3)The index returned 12.30% from the inception date of the Investor Shares and

7.27% from the inception date of the Institutional -Shares.

(4)The expense ratios of the Fund are set forth according to the 2/28/2017

-Prospectus, as supplemented,  -for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the

Financial Highlights for more current expense ratios.

(+)Returns less than one year are not annualized.

*These returns reflect expense waivers by the Fund's investment adviser.

Without these waivers, returns would have been lower.

**The Russell 2500 Growth Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small and mid-cap growth segment of the U.S. stock market. The Russell

-2500 Growth -Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. -The Fund may invest in companies that are not included within the Russell -2500 Growth -Index and its investment portfolio is not weighted in terms of issuers the same as the Russell -2500

Growth -Index. For this reason, the Fund's investment performance should not be expected to track, and may exceed or trail, the Russell -2500 Growth -Index.

The index is unmanaged and not available -for direct investment. Its performance does not reflect deductions for fees, expenses or taxes. -

***The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. -The Fund may invest in companies that are not included within the Russell Midcap Index - and its investment portfolio is not weighted in terms of issuers the same as the

Russell Midcap Index. For this reason, the Fund's investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index.

The index is unmanaged and not available -for direct investment. Its performance does not reflect deductions for fees, expenses or taxes.

****The Russell 2000 Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in companies that are not included within the Russell 2000 Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2000 Index. For this reason, the Fund's investment performance should not be expected to track, and may exceed or trail, the Russell 2000 Index. The index is unmanaged and not available -for direct investment. Its performance does not reflect deductions for fees,

expenses or taxes.

The investment objective of the Great America Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a growth at a reasonable price investment strategy and seeks long-term growth by identifying and acquiring securities of companies that are, in the view of

Motley Fool Asset Management, LLC (the "Adviser"), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser's approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser,

offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation,

are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. Despite having an Active Share over 94% at the end of the period, the Fund and its benchmark's monthly returns were 94% correlated over the past twelve months, and this level of correlation will likely persist. The

Adviser views its time as best spent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Motley Fool Great America Fund (Unaudited)


focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund's investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. As of August 31, 2017, all the

Fund's invested assets were in companies with a market capitalization below $20 billion, and 24% of those companies were smaller than $3 billion.

While investing in a particular sector is not a principal investment strategy of the Great America Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2017, the Fund had more than

20% of its net assets invested in the consumer discretionary sector, which is a significant decline from the more than 33% invested in that sector a year prior. The success of consumer product manufacturers and retailers is closely to the performance of the overall domestic and global economy, interest rates,

competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. Please refer to the prospectus for a more detailed discussion of the Fund's strategies and risks.

In the past twelve months, the Fund's weighted average return for companies in both the Healthcare and Information Technology sectors was in excess of 35%.

The best performer was IPG Photonics, which more than doubled. Align

Technology, XPO Logistics, and Ionis Pharmaceuticals all gained over 70% for the year as well. These four companies were among the five largest contributors to Fund returns, along with Thor Industries. Thor returned a slightly more modest 35% but spent most of the year as the Fund's largest holding; XPO

Logistics recently became the largest. The Fund first purchased shares of Thor

Industries on the inception date of the Fund and has held continuously ever since, illustrating the Adviser's preference for a long-term mindset.

Several Consumer Discretionary companies were among the largest detractors to the Fund's performance. Under Armour, Tractor Supply, and Autozone -  all

Consumer Discretionary companies - had the largest negative contributions,

followed by Healthcare companies Aceto Corp. and Tandem Diabetes Care.

Combining the negative returns from the three Consumer Discretionary companies mentioned above with positive contributions from companies like Thor

Industries, the entire Consumer Discretionary sector had a weighted average return of -1% for the period.

The following tables show the top eleven holdings, sector allocations, and top eleven countries in which the Fund was invested in as of August 31, 2017.

Portfolio holdings are subject to change without notice.

     - -

[GRAPHIC OMITTED]

   Certain mutual fund ratings and review services have created style boxes,

         which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a "value" to "growth" basis on the other axis. This may be a helpful way - at times - to think about certain investment opportunities, but we don't believe we'll improve your returns by limiting ourselves to any one portion of that style box.




                           % of Net

 Top Eleven Holdings*       Assets

=======================   =========


XPO Logistics, Inc.          5.70%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              25

Motley Fool Great America Fund (Unaudited)





                                  % of Net

 Top Eleven Holdings*              Assets

==============================   =========


Thor Industries, Inc.               5.41

IPG Photonics Corp.                 4.91

Align Technology, Inc.              4.90

LCI Industries                      4.27

Cooper Companies, Inc. (The)        3.85

Texas Roadhouse, Inc.               3.80

SBA Communications Corp.            3.66

Markel Corp.                        3.60

Jones Lang LaSalle, Inc.            3.41

ResMed, Inc.                        3.33

                                   -----

                                   46.84%

                                   =====



* As of the date of the report, the Fund had a holding of -5.42% in the -BNY

Mellon Cash Reserve.

The Motley Fool Great America Fund uses the Global Industry Classification

StandardSM ("GICS SM") as the basis for the classification of securities on the

Schedule of Investments ("SOI"). We believe that this makes the SOI classifications more standard with the rest of the industry.




                             % of Net

 Sector Allocation            Assets

========================   ===========


Consumer Discretionary         20.65%

Health Care                    19.74

Industrials                    16.65

Financials                     13.14

Information Technology         12.55

Real Estate                     9.07

Consumer Staples                1.83

Materials                       1.07

                               -----

                               94.70%

                               =====



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Motley Fool Great America Fund (Unaudited)


About Your Expenses

As a shareholder of the Great America Fund, you incur -(1) transaction costs and (2) -ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars)

of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

-March 1, 2017 to August 31, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses

Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs.

Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

[GRAPHIC OMITTED]

   Do you know how many times a fund, or the market, has returned a smooth 5%

         over a long period of time? Never. But we have to pick some example.

         In reality, the market's returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania's

         Jeremy Siegel and others, the domestic market's returns have been at least 5% per year on average.




                                                                             Expenses

                            Beginning           Ending        Annualized       Paid

                          Account Value     Account Value       Expense       During

                             3/01/17           8/31/17         Ratio(1)      Period(2)

                         ===============   ===============   ============   ==========


Investor Shares

Actual                       $ 1,000         $ 1,069.38           1.15%      $  6.00

Hypothetical                 $ 1,000         $ 1,019.41           1.15%      $  5.85

Institutional Shares

Actual                       $ 1,000         $ 1,070.09           0.95%      $  4.98

Hypothetical                 $ 1,000         $ 1,020.39           0.95%      $  4.86



(1) These ratios reflect expenses waived by the Fund's investment adviser. -

 Without these waivers, the Fund's expenses would have been higher and the ending account values would have been lower.

(2) Expenses are equal to the Fund's annualized expense ratio for the period

 March 1, 2017 to August 31, 2017, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365.

-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              27

Motley Fool Great America Fund (Unaudited)


                         Motley Fool Great America Fund

                            Schedule of Investments

                                August 31, 2017




                                                                       Value

 Issues                                                   Shares      (Note 2)

======================================================= ========== =============


Equity Securities - 94.70%

Air Freight & Logistics - 7.11%

CH Robinson Worldwide, Inc. (United States)               46,000   $3,248,980

XPO Logistics, Inc. (United States)*                     215,000   13,158,000

                                                                   ----------

                                                                   16,406,980

                                                                   ----------

Auto Components - 7.99%

Dorman Products, Inc. (United States)*                    35,938    2,387,002

Gentex Corp. (United States)                             340,000    6,211,800

LCI Industries (United States)                            99,670    9,847,396

                                                                   ----------

                                                                   18,446,198

                                                                   ----------

Automobiles - 5.41%

Thor Industries, Inc. (United States)                    115,000   12,493,600

                                                                   ----------

Banks - 3.23%

Access National Corp. (United States)                     90,529    2,324,785

Huntington Bancshares, Inc. (OH) (United States)         100,000    1,259,000

Lakeland Financial Corp. (United States)                  50,000    2,173,000

SVB Financial Group (United States)*                      10,000    1,693,400

                                                                   ----------

                                                                    7,450,185

                                                                   ----------

Biotechnology - 4.58%

Genomic Health, Inc. (United States)*                    131,935    4,182,340

Ionis Pharmaceuticals, Inc. (United States)*             119,000    6,380,780

                                                                   ----------

                                                                   10,563,120

                                                                   ----------

Building Products - 1.82%

American Woodmark Corp. (United States)*                  50,636    4,192,661

                                                                   ----------

Capital Markets - 6.31%

Diamond Hill Investment Group, Inc. (United States)       29,023    5,698,086

FactSet Research Systems, Inc. (United States)            18,250    2,868,535

Oaktree Capital Group LLC (United States)                131,072    5,989,990

                                                                   ----------

                                                                   14,556,611

                                                                   ----------

Commercial Services & Supplies - 1.66%

KAR Auction Services, Inc. (United States)                85,000    3,832,650

                                                                   ----------

Electronic Equipment, Instruments & Components - 4.91%

IPG Photonics Corp. (United States)*                      64,500   11,338,455

                                                                   ----------

Equity Real Estate Investment Trusts - 5.66%

SBA Communications Corp. (United States)*                 55,000    8,445,250



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Motley Fool Great America Fund





                                                                     Value

 Issues                                                  Shares     (Note 2)

====================================================== ========= =============


Equity Securities (continued)

Equity Real Estate Investment Trusts (continued)

STAG Industrial, Inc. (United States)                  165,000   $4,618,350

                                                                 ----------

                                                                 13,063,600

                                                                 ----------

Food Products - 0.82%

McCormick & Co., Inc. (MD) (United States)              20,000    1,902,600

                                                                 ----------

Health Care Equipment & Supplies - 15.16%

Align Technology, Inc. (United States)*                 64,000   11,311,360

Cooper Companies, Inc. (The) (United States)            35,400    8,879,382

ResMed, Inc. (United States)                            99,000    7,680,420

Varian Medical Systems, Inc. (United States)*           67,000    7,118,750

                                                                 ----------

                                                                 34,989,912

                                                                 ----------

Hotels, Restaurants & Leisure - 3.80%

Texas Roadhouse, Inc. (United States)                  184,929    8,774,881

                                                                 ----------

Household Durables - 0.25%

TRI Pointe Group, Inc. (United States)*                 46,000      586,040

                                                                 ----------

Household Products - 1.01%

Church & Dwight, Co., Inc. (United States)              46,600    2,337,922

                                                                 ----------

Insurance - 3.60%

Markel Corp. (United States)*                            7,900    8,310,721

                                                                 ----------

Internet Software & Services - 1.36%

GrubHub, Inc. (United States)*                          55,000    3,139,950

                                                                 ----------

IT Services - 0.85%

Broadridge Financial Solutions, Inc. (United States)    25,000    1,953,250

                                                                 ----------

Machinery - 1.24%

Proto Labs, Inc. (United States)*                       40,000    2,872,000

                                                                 ----------

Paper & Forest Products - 1.07%

KapStone Paper and Packaging Corp. (United States)     110,400    2,469,648

                                                                 ----------

Real Estate Management & Development - 3.41%

Jones Lang LaSalle, Inc. (United States)                64,500    7,863,195

                                                                 ----------

Road & Rail - 1.49%

Genesee & Wyoming, Inc. Class A (United States)*        50,000    3,428,000

                                                                 ----------

Software - 5.43%

Paycom Software, Inc. (United States)*                  60,000    4,476,600

Splunk, Inc. (United States)*                           57,000    3,824,130

Ultimate Software Group, Inc. (The) (United States)*    21,000    4,218,900

                                                                 ----------

                                                                 12,519,630

                                                                 ----------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              29

Motley Fool Great America Fund





                                                                              Value

 Issues                                                       Shares         (Note 2)

========================================================= ============= =================


Equity Securities (continued)

Specialty Retail - 2.83%

AutoZone, Inc. (United States)*                                7,300      $   3,857,612

Tractor Supply Co. (United States)                            44,800          2,666,048

                                                                          -------------

                                                                              6,523,660

                                                                          -------------

Textiles, Apparel & Luxury Goods - 0.36%

Under Armour, Inc. Class C (United States)*                   55,615            839,786

                                                                          -------------

Trading Companies & Distributors - 3.34%

Fastenal Co. (United States)                                  76,750          3,274,922

Watsco, Inc. (United States)                                  30,000          4,420,800

                                                                          -------------

                                                                              7,695,722

                                                                          -------------

Total Equity Securities (Cost $ 137,495,275)                                218,550,977

                                                                          -------------

Other Investments - 5.42%

Temporary Cash Investment - 5.42%

BNY Mellon Cash Reserve                                   12,500,675         12,500,675

                                                                          -------------

Total Other Investments (Cost $ 12,500,675)                                  12,500,675

                                                                          -------------

Total Investment Portfolio (Cost $ 149,995,950)-100.12%                     231,051,652

Liabilities in Excess of Other Assets - (0.12)%                                (282,614)

                                                                          -------------

NET ASSETS - 100.00%

(Applicable to 10,468,432 shares outstanding)                             $ 230,769,038

                                                                          =============



* Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Motley Fool Great America Fund


Statement of Assets and Liabilities




                                                             As of

                                                        August 31, 2017

                                                       ================


Assets:

Investments in securities of unaffiliated issuers, at

  value (at cost, $149,995,950)                        $ 231,051,652

Receivables:

Dividends                                                    156,673

Shares of beneficial interest sold                           180,942

Prepaid expenses and other assets                             27,183

                                                       -------------

Total Assets                                             231,416,450

                                                       -------------

Liabilities

Payables:

Shares of beneficial interest redeemed                       312,378

Accrued expenses:

Audit fees                                                    21,000

Accounting and administration fees                            91,298

Advisory fees                                                144,194

Custodian fees                                                 6,703

Transfer agent fees                                           36,256

Other expenses                                                35,583

                                                       -------------

Total Liabilities                                            647,412

                                                       -------------

Net Assets                                             $ 230,769,038

                                                       =============



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              31

Motley Fool Great America -Fund


Statement of Assets and Liabilities




                                                            As of

                                                       August 31, 2017

                                                      ================


Net assets consist of:

Paid-in-capital                                        $ 138,357,275

Accumulated net investment loss                             (544,611)

Accumulated net realized gain on investments              11,900,672

Net unrealized appreciation/(depreciation) on

  investments                                             81,055,702

                                                       -------------

Net Assets                                             $ 230,769,038

                                                       =============

Net Asset Value:

Investor Shares:

Net assets applicable to capital shares outstanding    $ 210,403,611

Shares outstanding ($0.001 par value; unlimited

  shares authorized)                                       9,548,476

                                                       -------------

Net asset value, offering, and redemption price per

  share*                                               $       22.04

                                                       =============

Institutional Shares:

Net assets applicable to capital shares outstanding    $  20,365,427

Shares outstanding ($0.001 par value; 100,000,000

  shares authorized)                                         919,956

                                                       -------------

Net asset value, offering, and redemption price per

  share*                                               $       22.14

                                                       =============



* A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Motley Fool Great America -Fund


Statement of Operations




                                                       Fiscal Period Ended     Year Ended

                                                       August 31, 2017(1)   October 31, 2016

                                                      ==================== =================


Investment Income

Dividends                                              $  1,594,256        $  1,948,561

Interest                                                      2,487               1,309

                                                       ------------        ------------

Total investment income                                   1,596,743           1,949,870

                                                       ------------        ------------

Expenses

Investment advisory fees                                  1,598,288           1,933,223

Accounting fees - Investor Shares                           121,727             154,928

Accounting fees - Institutional Shares                       24,897              22,279

Shareholder account-related services - Investor

Shares                                                      117,869             158,764

Shareholder account-related services - Institutional

  Shares                                                      2,800               7,261

Administration fees                                          59,023              54,316

Transfer agent fees - Investor Shares                       109,993             139,658

Transfer agent fees - Institutional Shares                   35,032              39,071

Shareholder reporting fees - Investor Shares                 37,483              25,481

Shareholder reporting fees - Institutional Shares               958               2,734

Professional fees                                            29,859              57,742

Blue sky fees - Investor Shares                              25,255              25,859

Blue sky fees - Institutional Shares                         13,131              18,007

Custodian fees                                               16,976              19,628

Trustee/Director fees                                         3,990              31,627

Chief Compliance Officer fees                                 4,187              26,852

Other expenses                                               25,248              19,334

                                                       ------------        ------------

Total expenses                                            2,226,716           2,736,764

                                                       ------------        ------------

Management fees waived/reimbursed net of amount

  recaptured - Investor Shares                              (19,416)            (44,651)

Expenses waived/reimbursed net of amount

  recaptured - Institutional Shares                         (71,535)            (87,578)

Management fees waived/reimbursed net of amount

  recaptured - Institutional Shares                          (1,574)             (1,234)

                                                       ------------        ------------

Net expenses                                              2,134,191           2,603,301

                                                       ------------        ------------

Net investment income (loss)                               (537,448)           (653,431)

                                                       ------------        ------------

Realized and unrealized gain (loss)

Net realized gain (loss) from:

Investment securities                                    15,186,364          (2,484,075)

                                                       ------------        ------------

Net realized gain (loss) on investment securities        15,186,364          (2,484,075)

                                                       ------------        ------------

Change in net unrealized appreciation/

  (depreciation) on:

Investment securities                                    26,696,119          (1,992,860)

                                                       ------------        ------------

Change in net unrealized appreciation/

  (depreciation) on investment securities                26,696,119          (1,992,860)

                                                       ------------        ------------

Net realized and unrealized gain (loss)                  41,882,483          (4,476,935)

                                                       ------------        ------------

Net increase (decrease) in net assets resulting from

  operations                                           $ 41,345,035        $ (5,130,366)

                                                       ============        ============

(1)The Fund changed its fiscal year end to August 31

  during the period.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              33

Motley Fool -Great America Fund


Statements of Changes in Net Assets




                                                        Fiscal Period        Year             Year

                                                            Ended            Ended            Ended

                                                         August 31,       October 31,      October 31,

                                                           2017(1)           2016             2015

                                                      ================ ================ ================


Operations:

Net investment income (loss)                          $   (537,448)    $   (653,431)    $    454,793

Net realized gain (loss) on investment securities       15,186,364       (2,484,075)         953,108

Change in net unrealized appreciation/

  (depreciation) on investment securities               26,696,119       (1,992,860)        (108,297)

                                                      -------------    -------------    -------------

Net increase (decrease) in net assets resulting from

  operations                                            41,345,035       (5,130,366)       1,299,604

                                                      -------------    -------------    -------------

Dividends to Shareholders:

Dividends from net investment income

Investor Shares                                                  -         (349,750)        (510,810)

Institutional Shares                                             -          (20,359)         (11,463)

                                                      -------------    -------------    -------------

Total dividends and distributions                                -         (370,109)        (522,273)

                                                      -------------    -------------    -------------

Capital Share Transactions:

Proceeds from shares sold

Investor Shares (894,155, 1,202,801 and 2,746,354

shares, respectively)                                   18,375,235       21,811,467       53,268,650

Institutional Shares (818,234, 77,879 and 243,608

shares, respectively)                                   16,606,797        1,388,492        4,716,283

Reinvestment of dividends

Investor Shares (0, 18,293 and 25,996 shares,

respectively)                                                    -          343,728          501,729

Institutional Shares (0, 1,083 and 593 shares,

respectively)                                                    -           20,358           11,463

Value of shares redeemed

Investor Shares (2,559,950, 2,748,791 and 2,487,924

shares, respectively)                                  (52,151,022)     (50,140,829)     (47,840,341)

Institutional Shares (198,206, 152,821 and 20,753

shares, respectively)                                   (4,083,956)      (2,787,636)        (391,356)

Redemption and small-balance account fees

Investor Shares                                             22,135           24,628           50,331

Institutional Shares                                         3,350              175                2

                                                      -------------    -------------    -------------

Net increase (decrease) from capital share

  transactions                                         (21,227,461)     (29,339,617)      10,316,761

                                                      -------------    -------------    -------------

Total increase (decrease) in net assets                 20,117,574      (34,840,092)      11,094,092

                                                      -------------    -------------    -------------

Net Assets:

Beginning of Period                                    210,651,464      245,491,556      234,397,464

                                                      -------------    -------------    -------------

End of Period*                                        $230,769,038     $210,651,464     $245,491,556

                                                      =============    =============    =============

*Including undistributed net investment income

  (loss)                                              $   (544,611)    $   (639,202)    $    289,577

                                                      =============    =============    =============

(1)The Fund changed its fiscal year end to August 31 during the period.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Motley Fool Great America -Fund


Financial Highlights

(for a share outstanding throughout each period)




                            Fiscal Period

                                Ended

                             August 31,                                Years Ended October 31,

                           --------------   -----------------------------------------------------------------------------

 Investor Shares             2017(1)(2)          2016             2015            2014            2013           2012

------------------------   --------------   --------------   -------------   -------------   -------------   ------------


Net Asset Value,

  Beginning of Period         $  18.29         $  18.72        $  18.59        $  17.25        $  12.58        $  11.04

                              --------         --------        --------        --------        --------        --------

Income (Loss) From

  Investment

  Operations

  Net Investment

   Income (Loss)(3)            (0.05)         (0.05)           0.03            0.07                -*       (0.06)

  Net Gain (Loss) on

   Securities

   (Realized and

   Unrealized)                   3.80           (0.35)           0.14            1.51            4.69           1.60

                              --------         --------        --------        --------        --------        --------

Total From Investment

  Operations                     3.75           (0.40)           0.17            1.58            4.69           1.54

                              --------         --------        --------        --------        --------        --------

Less Distributions

  Net Investment

   Income                            -          (0.03)         (0.04)        (0.03)        (0.03)             -*

  Net Realized Capital

   Gains                             -                -                -         (0.22)              -              -

                              --------         --------        ---------       ---------       ---------       --------

Total Distributions                  -          (0.03)         (0.04)        (0.25)        (0.03)             -*

                              --------         --------        ---------       ---------       ---------       ---------

Redemption and

  Small-Balance

  Account Fees                       -*               -*               -*          0.01            0.01               -*

                              ---------        ---------       ----------      ---------       ---------       ---------

Net Asset Value, End of

  Period                      $  22.04         $  18.29        $  18.72        $  18.59        $  17.25        $  12.58

                              ========         ========        =========       =========       =========       ========

Total Return(4)(5)               20.50%         (  2.15%)           0.91%           9.35%          37.44%         13.96%

Net Assets, End of

  Period (thousands)          $ 210,404        $ 205,149       $ 238,482       $ 231,600       $ 162,336       $ 67,337

Ratios/Supplemental

  Data

Ratio of Expenses to

  Average Net Assets              1.15%            1.15%            1.15%           1.27%           1.38%          1.37%

Ratio of Expenses to

  Average Net Assets

  (Before Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously

  Waived Fees)                    1.16%            1.17%            1.16%           1.30%           1.54%          1.74%

Ratio of Net Investment

  Income (Loss) to

  Average Net Assets           (  0.30%)        (  0.29%)           0.17%           0.38%           0.03%       (  0.51%)



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              35

Motley Fool Great America Fund


Financial Highlights




                            Fiscal Period

                                Ended

                             August 31,                           Years Ended October 31,

                           --------------   --------------------------------------------------------------------

 Investor Shares             2017(1)(2)         2016          2015         2014          2013           2012

------------------------   --------------   ------------   ----------   ----------   ------------   ------------


Ratio of Net Investment

  Income (Loss) to

  Average Net Assets

  (Before Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously Waived

  Fees)                         (0.31%)         (0.31%)        0.17%        0.36%        (0.13%)        (0.88%)

Portfolio Turnover                 24%             21%           30%          18%           24%            30%



* Amount represents less than $0.005 per share.

(1) The Fund changed its fiscal year end to August 31 during the period. All ratios for the fiscal period have been annualized. -Total return and portfolio turnover for the fiscal period have not been annualized.

(2) Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool -Great America Fund, a series of The Motley

    Fool Funds Trust (the "Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performances of the Predecessor

    Fund.

(3) Per share data calculated using average shares outstanding method.

(4) For the -years ended October 31, 2014 and October 31, 2013, -0.06% and

    -0.08%, respectively, -of the Fund's total return was attributable to redemption and small-balance account -fees received as referenced in Note

    4. Excluding this item, the total return would have been -9.29% and

    37.36%, respectively. -For the fiscal period ended August 31, 2017 and years ended -October 31, 2016, October 31, 2015 and -October 31, 2012,

    redemption and small-balance account fees received had no effect on the

    Fund's total return.

(5) Total return reflects the rate an investor would have earned on an investment in the Fund during -the period. -

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Motley Fool Great America Fund


Financial Highlights




                                       Fiscal Period

                                           Ended                                      Period Ended

                                        August 31,       Years Ended October 31,      October 31,

                                      --------------   ---------------------------   -------------

 Institutional Shares                   2017(1)(2)         2016           2015         2014(3)(4)

-----------------------------------   --------------   ------------   ------------   -------------


Net Asset Value, Beginning of

  Period                                 $  18.34        $  18.75       $  18.61       $  17.94

                                         --------        --------       --------       --------

Income (Loss) From Investment

  Operations

  Net Investment Income (Loss)(5)         (0.03)        (0.02)          0.07           0.02

  Net Gain (Loss) on Securities

   (Realized and Unrealized)                 3.83         (0.33)          0.13           0.65

                                         --------        --------       --------       --------

Total From Investment Operations             3.80         (0.35)          0.20           0.67

                                         --------        --------       --------       --------

Less Distributions

  Net Investment Income                         -         (0.06)       (0.06)             -

  Net Realized Capital Gains                    -               -              -              -

                                         --------        --------       --------       --------

Total Distributions                             -         (0.06)       (0.06)             -

                                         --------        --------       --------       --------

Redemption and Small-Balance

  Account Fees                                  -*              -*             -*             -

                                         ---------       ---------      ---------      --------

Net Asset Value, End of Period           $  22.14        $  18.34       $  18.75       $  18.61

                                         ========        ========       ========       ========

Total Return(6)(7)                          20.72%        (  1.89%)         1.04%          3.73%

Net Assets, End of Period

  (thousands)                            $ 20,365        $  5,502       $  7,010       $  2,798

Ratios/Supplemental Data

Ratio of Expenses to Average Net

  Assets                                     0.95%           0.95%          0.95%          0.95%

Ratio of Expenses to Average Net

  Assets (Before Waivers and

  Reimbursement of Expenses

  and/or Recapture of Previously

  Waived Fees)                               1.47%           2.40%          2.45%          4.93%

Ratio of Net Investment Income

  (Loss) to Average Net Assets            (  0.15%)       (  0.08%)         0.35%          0.27%

Ratio of Net Investment Income

  (Loss) to Average Net Assets

  (Before Waivers and

  Reimbursement of Expenses

  and/or Recapture of Previously

  Waived Fees)                            (  0.67%)       (  1.53%)      (  1.15%)      (  3.71%)

Portfolio Turnover                             24%             21%            30%            18%



* Amount represents less than $0.005 per share.

(1) The Fund changed its fiscal year end to August 31 during the period. All ratios for the fiscal period have been annualized. -Total return and portfolio turnover for the fiscal period have not been annualized.

(2) Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool -Great America Fund, a series of The Motley

    Fool Funds Trust (the "Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performances of the Predecessor

    Fund.

(3) Commenced operations on June 17, 2014. - All ratios for the period have been annualized. Total

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              37

Motley Fool Great America Fund


Financial Highlights

     return -for the period has not been annualized.

(4) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.

(5) Per share data calculated using average shares outstanding method.

(6) For the fiscal period ended August 31, 2017, years ended October 31, 2016,

    October 31, 2015 and the period ended October 31, 2014, redemption and small-balance account fees received had no effect on the Fund's total return.

(7) Total return reflects the rate an investor would have earned on an investment in the Fund during -the period.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Motley Fool Great America Fund


Motley Fool -Emerging Markets -Fund Portfolio Characteristics

Effective August 1, 2017, the Fund changed its fiscal year end to August 31. As a result the commentary and returns address the period from November 1, 2016 to

August 31, 2017.

The Motley Fool Emerging Markets Fund operated as a series of The Motley Fool

Funds Trust (the "Predecessor Fund") prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the

Predecessor Fund. At -August 31, 2017, the Motley Fool Emerging Markets -Fund

Investor -Shares had an audited net asset value of $14.36 per share attributed to -2,399,060 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor -Shares of $10.00 per share attributed to 106,350 shares outstanding. From the Investor -Shares launch on

November 1, 2011 to -August 31, 2017, the Investor Shares had an average annual total return of 7.41%(+) versus a return of 4.96%(+) over the same period for its benchmark, the FTSE Emerging Markets All Cap China A Inclusion Net Tax

-Index and -a return of 7.57%(+) for its previous benchmark the FTSE Global All

Cap ex-US Net Tax Index. -Effective June 30, 2017,  -the Institutional Shares

of the Fund were -liquidated. -

Please note that we are using a new benchmark for the Fund, the FTSE Emerging

Markets All Cap -China A Inclusion Net Tax Index, as a replacement for the FTSE

Global All Cap ex-US Net Tax Index. - The reason for the change was because the

-FTSE Emerging Markets All Cap China A Inclusion Net Tax Index more appropriately reflects the types of securities held in the -Fund's portfolio and provides better comparative performance information. -

The graph below shows the performance of $10,000 invested in the Investor

Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. -




       Average Annual Total Returns as of 8/31/2017

========================================================


                                                                                    Since

                                                         One Year     Five Year     Inception

Investor Shares*                                         21.88%       7.91%         7.41%

FTSE Emerging Markets All Cap China A Inclusion Net Tax

  Index**                                                18.99%       5.61%          - (1)

FTSE Global All Cap ex-US Net Tax Index***               19.24%       7.94%          - (2)

Fund Expense Ratios(3): Investor Shares: Gross 2.09% and Net 1.15%; Institutional Shares: Gross

5.66% and Net 0.95%



 -

                                        -

[GRAPHIC OMITTED]

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The Index returned 4.96% from the inception date of the Investor -Shares.

(2)The Index returned -7.57% from the inception -date of the Investor -Shares.

(3)The expense ratios of the Fund are set forth according to the -2/28/2017

Prospectus, as supplemented,  -for the Fund -may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial

Highlights for more current expense ratios.

(+) Returns less than one year are not annualized. -

*These returns reflect expense waivers by the Fund's investment adviser.

Without these waivers, returns would have been lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              39

Motley Fool Emerging Markets -Fund (Unaudited)


**The FTSE Emerging Markets All Cap China A Inclusion Net Tax Index is a

market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China

A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated

Investment Company domiciled in the United States. The index is unmanaged and not available for direct investment. Its performance does not reflect deduction of fees, expenses or taxes.

***The FTSE Global All Cap ex-US Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets, excluding the USA. The index is comprised of approximately 6,600 securities from 47 countries. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

The index is unmanaged and not available for direct investment. Its performance does not reflect deduction of fees, expenses or taxes.

The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in emerging market foreign countries. In prior years, the Fund's strategy included investments in both developed and emerging markets countries. Along with a name change effective February 28,

2017, the Fund has been focused on emerging economies.

The Fund employs a growth at a reasonable price investment strategy and seeks long-term growth by identifying and acquiring securities of companies that are,

in the view of Motley Fool Asset Management, LLC (the "Adviser"), high quality.

To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management,

culture, and incentives; the economics of the business; competitive advantage;

and the durability of its competitive advantage period. The Adviser's approach prizes a long-term mindset and a balance of qualitative and quantitative factors. While emerging markets have always been included in the Fund, the new focus following the name change mentioned above resulted in several new companies entering the portfolio; in the past twelve months, fourteen of the

Fund's thirty holdings were new additions.

The Fund will invest in areas of the market, that, in the view of the Adviser,

offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. Despite having an Active Share of 91% at the end of the period, the Fund and its benchmark's monthly returns were 82% correlated over the past twelve months, and this level of correlation will likely persist.

The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Because the Emerging Markets Fund is free to invest in companies of any size around the world, investments in companies with smaller market capitalizations will be an important component of the Fund's investment program. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. As of August 31, 2017, 41% of the Fund's net assets were invested in companies with a market capitalization below $3 billion. In addition to company risk, fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. Please refer to the prospectus for a more detailed discussion of the Fund's strategies and risks.

While investing in a particular sector is not a principal investment strategy of the Emerging Markets Fund, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. As of August 31, 2017, 20% of the Fund's net assets were invested in the Information Technology sector.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Motley Fool Emerging Markets -Fund (Unaudited)


Following several lackluster years, emerging markets have produced attractive results this year. Of the thirty companies held in the Fund at the end of the period, seven returned more than 50% in the past twelve months. An eighth company, Alibaba Group, also saw its stock increase by more than 50%, but it has only returned 37% since the Fund purchases shares three months prior to the period end. The largest contributors to positive investment performance were

NMC Health, Tencent Holdings, Douzone Bizon, Almarai, and Mitra Adiperkasa.

Largely due to the returns of Tencent and Douzone Bizon, the Information

Technology sector provided a weighted average return of 53% over the past twelve months. The Healthcare sector also contributed a weighted average return of 37%. The largest detractors to Fund performance were Tarpon Investimentos

SA, BRF SA, and Nippon Indosari Corpindo. As of the period end, Tarpon and BRF are no longer held by the Fund.

The following tables show the top eleven holdings, sector allocations, and top eleven countries in which the Fund was invested in as of August 31, 2017.

Portfolio holdings are subject to change without notice.

     -

[GRAPHIC OMITTED]

   Certain mutual fund ratings and review services have created style boxes,

         which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a "value" to "growth" basis on the other axis. This may be a helpful way - at times - to think about certain investment opportunities, but we don't believe we'll improve your returns by limiting ourselves to any one portion of that style box.




                                                     % of Net

 Top Eleven Holdings*                                 Assets

=================================================   =========


Tencent Holdings Ltd.                                  5.57%

NMC Health PLC                                         5.12

Douzone Bizon Co., Ltd.                                4.50

Almarai Co.                                            4.29

Ctrip.com International Ltd.                           4.15

MercadoLibre, Inc.                                     4.13

Odontoprev SA                                          4.04

BGEO Group PLC                                         3.89

International Container Terminal Services, Inc.        3.83

Gentera SAB de CV                                      3.80

Grupo Aeroportuario del Sureste SAB de CV              3.78

                                                      -----

                                                      47.10%

                                                      =====



* As of the date of the report, the Fund had a holding of -8.50% in the -BNY

Mellon Cash Reserve.

The Motley Fool Emerging Markets -Fund uses the Global Industry Classification

StandardSM ("GICS SM") as the basis for the classification of securities on the

Schedule of Investments ("SOI"). We believe that this makes the SOI classifications more standard with the rest of the industry.




                             % of Net

 Sector Allocation            Assets

========================   ===========


Information Technology         20.04%

Financials                     18.52

Industrials                    17.40



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              41

Motley Fool Emerging Markets -Fund (Unaudited)





                                % of Net

 Sector Allocation               Assets

============================   =========


Health Care                      13.41

Consumer Staples                 10.51

Consumer Discretionary            9.79

Telecommunication Services        4.28

Real Estate                       1.71

                                 -----

                                 95.66%

                                 =====






                            % of Net

 Top Eleven Countries        Assets

=======================   ===========


China                         12.07%

Mexico                        11.27

Indonesia                      7.93

United Arab Emirates           7.92

Brazil                         6.12

Turkey                         5.84

Georgia                        5.09

South Korea                    4.51

Saudi Arabia                   4.29

Argentina                      4.13

Philippines                    3.83

                              -----

                              73.00%

                              =====



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Motley Fool Emerging Markets -Fund (Unaudited)


About Your Expenses

As a shareholder of the Emerging Markets -Fund, you incur (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars)

of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

-March 1, 2017 to August 31, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses

Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs.

Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

[GRAPHIC OMITTED]

   Do you know how many times a fund, or the market, has returned a smooth 5%

         over a long period of time? Never. But we have to pick some example.

         In reality, the market's returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania's

         Jeremy Siegel and others, the domestic market's returns have been at least 5% per year on average.




                                                                        Expenses

                       Beginning           Ending        Annualized       Paid

                     Account Value     Account Value       Expense       During

                        3/01/17           8/31/17         Ratio(1)      Period(2)

                    ===============   ===============   ============   ==========


Investor Shares

Actual                  $ 1,000         $ 1,212.83           1.15%      $  6.43

Hypothetical            $ 1,000         $ 1,019.39           1.15%      $  5.87



 -(1)These ratios reflect expenses waived by the Fund's investment adviser. -

  Without these waivers, the Fund's expenses would have been higher and the ending account values would have been lower.

(2)Expenses are equal to the Fund's annualized expense ratio for the period

 March 1, 2017 to August 31, 2017, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              43

Motley Fool Emerging Markets -Fund (Unaudited)


                      Motley Fool -Emerging Markets -Fund

                            Schedule of Investments

                                August 31, 2017




                                                                           Value

 Issues                                                      Shares       (Note 2)

======================================================== ============= =============


Equity Securities - 91.37%

Banks - 14.72%

Banco Latinoamericano de Comercio Exterior SA (Panama)       45,000    $1,213,200

BGEO Group PLC (Georgia)                                     30,000     1,340,197

Credicorp Ltd. (Peru)                                         6,000     1,217,040

HDFC Bank Ltd. (India)(a)                                    13,350     1,300,691

                                                                       ----------

                                                                        5,071,128

                                                                       ----------

Beverages - 2.53%

Coca-Cola Icecek AS (Turkey)                                 75,000       872,600

                                                                       ----------

Consumer Finance - 3.80%

Gentera SAB de CV (Mexico)                                  850,000     1,309,283

                                                                       ----------

Diversified Telecommunication Services - 1.40%

Telkom SA SOC Ltd. (South Africa)                           100,000       482,444

                                                                       ----------

Food & Staples Retailing - 1.03%

CP ALL PCL (Thailand)(b)                                    190,000       355,092

                                                                       ----------

Food Products - 2.66%

PT Nippon Indosari Corpindo Tbk (Indonesia)              10,022,700       916,481

                                                                       ----------

Health Care Equipment & Supplies - 3.05%

Top Glove Corp. Bhd (Malaysia)                              800,000     1,050,931

                                                                       ----------

Health Care Providers & Services - 10.36%

Georgia Healthcare Group PLC (Georgia)*(c)                   90,000       412,980

NMC Health PLC (United Arab Emirates)                        50,000     1,764,142

Odontoprev SA (Brazil)                                      300,000     1,392,379

                                                                       ----------

                                                                        3,569,501

                                                                       ----------

Internet & Catalog Retail - 5.35%

Alibaba Group Holding Ltd. (China)*(a)                        2,400       412,176

Ctrip.com International Ltd. (China)*(a)                     27,800     1,430,310

                                                                       ----------

                                                                        1,842,486

                                                                       ----------

Internet Software & Services - 10.85%

Baidu, Inc. (China)*(a)                                       1,750       399,088

MercadoLibre, Inc. (Argentina)                                5,500     1,421,585

Tencent Holdings Ltd. (China)                                45,600     1,918,833

                                                                       ----------

                                                                        3,739,506

                                                                       ----------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Motley Fool Emerging Markets -Fund





                                                                                  Value

 Issues                                                            Shares        (Note 2)

=============================================================== ============ ===============


Equity Securities (continued)

Media - 2.07%

Multiplus SA (Brazil)                                               60,000    $    714,774

                                                                              ------------

Multiline Retail - 3.57%

PT Mitra Adiperkasa Tbk (Indonesia)                              2,342,000       1,228,751

                                                                              ------------

Real Estate Management & Development - 1.71%

PT Lippo Karawaci Tbk (Indonesia)                               10,000,000         588,755

                                                                              ------------

Semiconductors & Semiconductor Equipment - 3.49%

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)            32,500       1,201,525

                                                                              ------------

Software - 4.50%

Douzone Bizon Co., Ltd. (South Korea)                               52,900       1,552,378

                                                                              ------------

Transportation Infrastructure - 17.40%

DP World Ltd. (United Arab Emirates)                                42,000         963,480

Grupo Aeroportuario del Pacifico SAB de CV (Mexico)(a)              11,500       1,271,325

Grupo Aeroportuario del Sureste SAB de CV (Mexico)(a)                6,400       1,303,424

International Container Terminal Services, Inc. (Philippines)      645,000       1,318,176

TAV Havalimanlari Holding AS (Turkey)                              185,000       1,137,958

                                                                              ------------

                                                                                 5,994,363

                                                                              ------------

Wireless Telecommunication Services - 2.88%

Safaricom Ltd. (Kenya)                                           4,000,000         991,736

                                                                              ------------

Total Equity Securities (Cost $ 23,030,577)                                     31,481,734

                                                                              ------------

Participatory Notes - 4.29%

Food Products - 4.29%

Almarai Co. (Saudi Arabia)(c)                                       67,915       1,476,606

                                                                              ------------

Total Participatory Notes (Cost $ 587,403)                                       1,476,606

                                                                              ------------

Other Investments - 8.50%

Temporary Cash Investment - 8.50%

BNY Mellon Cash Reserve                                          2,930,469       2,930,469

                                                                              ------------

Total Other Investments (Cost $ 2,930,469)                                       2,930,469

                                                                              ------------

Total Investment Portfolio (Cost $ 26,548,449)-104.16%                          35,888,809

Liabilities in Excess of Other Assets - (4.16)%                                 (1,432,978)

                                                                              ------------

NET ASSETS - 100.00%

(Applicable to 2,399,060 shares outstanding)                                  $ 34,455,831

                                                                              ============



* Non-income producing security.

(a) ADR - American Depositary Receipts

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              45

Motley Fool Emerging Markets -Fund


(b) NVDR - Non-Voting -Depository Receipts

(c) Security exempt from registration under Rule 144A of the Securities Act of

    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is -$1,889,586 and represents 5.48% of net assets as of August 31, 2017. -




PLC - Public Limited Company



 -

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Motley Fool Emerging Markets -Fund


Statement of Assets and Liabilities




                                                             As of

                                                        August 31, 2017

                                                       ================


Assets:

Investments in securities of unaffiliated issuers, at

  value (at cost, $26,548,449)                         $ 35,888,809

Receivables:

Dividends and tax reclaims                                   55,529

Shares of beneficial interest sold                           26,388

Reimbursement due from adviser                                6,534

Prepaid expenses and other assets                            26,084

                                                       ------------

Total Assets                                             36,003,344

                                                       ------------

Liabilities

Payables:

Investment securities purchased                           1,433,706

Shares of beneficial interest redeemed                          300

Accrued expenses:

Audit fees                                                   21,000

Accounting and administration fees                           53,396

Custodian fees                                               11,851

Transfer agent fees                                          17,650

Other expenses                                                9,610

                                                       ------------

Total Liabilities                                         1,547,513

                                                       ------------

Net Assets                                             $ 34,455,831

                                                       ============



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              47

Motley Fool Emerging Markets -Fund


Statement of Assets and Liabilities




                                                            As of

                                                       August 31, 2017

                                                      ================


Net Assets Consist of:

Paid-in-Capital                                        $ 26,378,040

Undistributed Net Investment Income                         284,107

Accumulated Net Realized Loss on Investments             (1,545,914)

Net Unrealized Appreciation/(Depreciation) on

  Investments, Foreign Currencies, and Assets and

  Liabilities Denominated in Foreign Currencies           9,339,598

                                                       ------------

Net Assets                                             $ 34,455,831

                                                       ============

Net Asset Value:

Investor Shares:

Net assets applicable to capital shares outstanding    $ 34,455,831

Shares outstanding ($0.001 par value; unlimited

  shares authorized)                                      2,399,060

                                                       ------------

Net asset value, offering, and redemption price per

  share*                                               $      14.36

                                                       ============



* A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Motley Fool Emerging Markets -Fund


Statement of Operations




                                       -

                                                        Fiscal Period Ended     Year Ended

                                                        August 31, 2017(1)   October 31, 2016

                                                       ==================== =================


Investment Income

Dividends                                                  $    679,202      $   618,282

Interest                                                            230               26

Less foreign taxes withheld                                     (77,770)         (67,078)

                                                           ------------      -----------

Total investment income                                         601,662          551,230

                                                           ------------      -----------

Expenses

Investment advisory fees                                        218,226          262,406

Transfer agent fees - Investor Shares                            55,774           66,201

Transfer agent fees - Institutional Shares(2)                    26,303           38,970

Administration fees                                              58,883           54,157

Accounting fees - Investor Shares                                16,578           20,271

Accounting fees - Institutional Shares(2)                        13,393           19,339

Professional fees                                                29,859           57,742

Custodian fees                                                   29,667           25,522

Shareholder account-related services - Investor

Shares                                                           20,106           28,559

Shareholder account-related services - Institutional

  Shares(2)                                                          86                -

Blue sky fees - Investor Shares                                  23,896           18,832

Blue sky fees - Institutional Shares(2)                          13,218           17,931

Shareholder reporting fees - Investor Shares                      8,620           13,530

Shareholder reporting fees - Institutional Shares(2)                377            1,755

Trustee/Director fees                                             3,990           31,627

Chief Compliance Officer fees                                     4,188           26,852

Other expenses                                                   33,680           28,965

                                                           ------------      -----------

Total expenses                                                  556,844          712,659

                                                           ------------      -----------

Expenses waived/reimbursed net of amount

  recaptured - Investor Shares                                   (1,000)         (25,287)

Management fees waived/reimbursed net of amount

  recaptured - Investor Shares                                 (201,227)        (246,162)

Expenses waived/reimbursed net of amount

  recaptured - Institutional Shares(2)                          (46,505)         (73,768)

Management fees waived/reimbursed net of amount

  recaptured - Institutional Shares(2)                          (16,957)         (16,244)

                                                           ------------      -----------

Net expenses                                                    291,155          351,198

                                                           ------------      -----------

Net investment income (Loss)                                    310,507          200,032

                                                           ------------      -----------

Realized and unrealized gain (loss)

Net realized gain (loss) from:

Investment securities                                        (1,152,966)         659,763

Foreign currency transactions                                   (28,121)         (21,527)

                                                           ------------      -----------

Net realized gain (loss) on investment securities

  and foreign currency transactions                          (1,181,087)         638,236

                                                           ------------      -----------

Change in net unrealized appreciation/

  (depreciation) on:

Investment securities                                         6,835,783        2,234,694

Foreign currency translations                                       807             (270)

                                                           ------------      -----------

Change in net unrealized appreciation/

  (depreciation) on investment securities, foreign

  currencies, and assets and liabilities

  denominated in foreign currencies                           6,836,590        2,234,424

                                                           ------------      -----------

Net realized and unrealized gain (loss)                       5,655,503        2,872,660

                                                           ------------      -----------

Net increase (decrease) in net assets resulting from

  operations                                               $  5,966,010      $ 3,072,692

                                                           ============      ===========

(1)The Fund changed its fiscal year end to August 31

  during the period.

(2)See Note 1 in Notes to Financial Statements.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              49

Motley Fool -Emerging Markets -Fund


Statement of Changes in Net Assets




                                                        Fiscal Period        Year            Year

                                                            Ended           Ended           Ended

                                                          August 31,     October 31,     October 31,

                                                           2017(1)           2016            2015

                                                       =============== =============== ===============


Operations:

Net investment income (Loss)                           $   310,507     $   200,032     $   320,996

Net realized gain (loss) on investment securities and

  foreign currency transactions                         (1,181,087)        638,236        (415,250)

Change in net unrealized appreciation

  (depreciation) on investment securities and

  foreign currency translation                           6,836,590       2,234,424      (5,225,391)

                                                       ------------    ------------    -----------

Net increase (decrease) in net assets resulting from

  operations                                             5,966,010       3,072,692      (5,319,645)

                                                       ------------    ------------    -----------

Dividends to Shareholders:

Dividends from net investment income

Investor Shares                                           (150,543)       (300,972)       (677,612)

Institutional Shares(2)                                    (27,959)        (18,444)        (24,330)

                                                       ------------    ------------    -----------

Total dividends and distributions                         (178,502)       (319,416)       (701,942)

                                                       ------------    ------------    -----------

Capital Share Transactions:

Proceeds from shares sold

Investor Shares (508,484, 228,294 and 426,373

  shares, respectively)                                  6,665,378       2,517,000       5,009,661

Institutional Shares (132,224, 13,740 and 33,099

  shares, respectively)(2)                               1,528,574         147,950         388,538

Reinvestment of dividends

Investor Shares (13,160, 27,787 and 57,128 shares,

  respectively)                                            150,020         300,095         670,684

Institutional Shares (2,448, 1,705 and 2,071 shares,

  respectively)(2)                                          27,959          18,444          24,330

Value of shares redeemed

Investor Shares (534,316, 709,020 and 1,392,043

  shares, respectively)                                 (6,442,570)     (7,766,303)    (16,320,233)

Institutional Shares (309,403, 387 and 3,508 shares,

  respectively)(2)                                      (4,132,249)         (4,349)        (41,366)

Redemption fees and small-balance account fees

Investor Shares                                              1,728           3,403           8,692

Institutional Shares                                            61               -               1

                                                       ------------    ------------    -----------

Net increase (decrease) from capital share

  transactions                                          (2,201,099)     (4,783,760)    (10,259,693)

                                                       ------------    ------------    -----------

Total increase (decrease) in net assets                  3,586,409      (2,030,484)    (16,281,280)

                                                       ------------    ------------    -----------

Net Assets:

Beginning of Period                                     30,869,422      32,899,906      49,181,186

                                                       ------------    ------------    -----------

End of Period*                                         $34,455,831     $30,869,422     $32,899,906

                                                       ============    ============    ===========

*Including undistributed net investment income         $   284,107     $   178,488     $   319,399

                                                       ============    ============    ===========

(1)The Fund changed its fiscal year end to August 31 during the period.

(2)see Note 1 in Notes to Financial Statements.



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Motley Fool -Emerging Markets -Fund


Financial Highlights

(for a share outstanding throughout each period)




                           Fiscal Period

                               Ended                                                                    Period Ended

                            August 31,                      Years Ended October 31,                     October 31,

                          --------------   ---------------------------------------------------------   -------------

 Investor Shares+           2017(1)(2)         2016           2015           2014           2013         2012(3)(4)

-----------------------   --------------   ------------   ------------   ------------   ------------   -------------


Net Asset Value,

  Beginning of Period        $  11.93        $  10.88       $  12.61       $  12.66       $  10.94       $  10.00

                             --------                       --------       --------       --------       --------

Income (Loss) From

  Investment

  Operations

  Net Investment

   Income (Loss)(5)             0.12             0.07           0.09          0.16           0.13           0.18

  Net Gain (Loss) on

   Securities

   (Realized and

   Unrealized)                  2.38             1.09        (1.63)       (0.12)         1.73           0.77

                             --------        --------       --------       --------       --------       --------

Total From

  Investment

  Operations                    2.50             1.16        (1.54)         0.04           1.86           0.95

                             --------        --------       --------       --------       --------       --------

Less Distributions

  Net Investment

   Income                     (0.07)        (0.11)       (0.19)       (0.08)       (0.15)       (0.01)

  Net Realized

   Capital Gains                    -               -              -        (0.02)             -              -

                             --------        --------       --------       --------       --------       --------

Total Distributions           (0.07)        (0.11)       (0.19)       (0.10)       (0.15)       (0.01)

                             --------        --------       --------       --------       --------       --------

Redemption and

  Small-Balance

  Account Fees                      -*              -*             -*         0.01           0.01               -*

                             ---------       ---------      ---------      --------       --------       ---------

Net Asset Value, End

  of Period                  $  14.36        $  11.93       $  10.88       $  12.61       $  12.66       $  10.94

                             ========        ========       ========       ========       ========       ========

Total Return(6)(7)              21.06%        ( 10.76%)      ( 12.33%)         0.47%         17.32%          9.52%

Net Assets, End of

  Period (thousands)         $ 34,456        $ 28,776       $ 31,160       $ 47,566       $ 40,119       $ 19,272

Ratios/Supplemental

  Data

Ratio of Expenses to

  Average Net Assets             1.15%           1.15%          1.13%          1.24%          1.35%          1.35%

Ratio of Expenses to

  Average Net Assets

  (Before Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously Waived

  Fees)                          2.00%           2.09%          1.84%          1.88%          2.60%          4.13%

Ratio of Net

  Investment Income

  (Loss) to Average

  Net Assets                     1.17%           0.64%          0.80%          1.29%          1.15%          1.75%



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              51

Motley Fool Emerging Markets -Fund


Financial Highlights




                         Fiscal Period

                             Ended                                                                Period Ended

                          August 31,                    Years Ended October 31,                   October 31,

                        --------------   -----------------------------------------------------   -------------

 Investor Shares+         2017(1)(2)         2016          2015         2014          2013         2012(3)(4)

---------------------   --------------   ------------   ----------   ----------   ------------   -------------


Ratio of Net

  Investment Income

  (Loss) to Average

  Net Assets (Before

  Waivers and

  Reimbursement of

  Expenses and/or

  Recapture of

  Previously Waived

  Fees)                       0.32%          (0.30%)        0.09%        0.66%        (0.10%)        (1.03%)

Portfolio Turnover              21%             54%           20%          25%           26%            17%



* Amount represents less than $0.005 per share.

+ Effective June 30, 2017, Institutional Shares of the Fund were liquidated.

  -See Note 1 in Notes to Financial Statements.

(1) The Fund changed its fiscal year end to August 31 during the period. All ratios for the fiscal period have been annualized. -Total return and portfolio turnover for the fiscal period have not been annualized.

(2) Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool -Epic Voyage -Fund, a series of The Motley

    Fool Funds Trust (the "Predecessor Fund"). The financial highlights for the periods prior to that date reflect the performances of the Predecessor

    Fund.

(3) Inception date of the -Emerging Markets Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for -the period have not been annualized.

(4) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

(5) Per share data calculated using average shares outstanding method.

(6) During the -years ended October 31, 2014 and October 31, 2013, -0.08% and

    -0.09%, respectively -of the Fund's total return was attributable to redemption and small-balance account fees received as referenced in Note

    4. Excluding this item, the total return would have been 0.39% and

    -17.23%, respectively. For the -fiscal year -ended August 31, 2017, years ended October 31, 2016 and October 31, 2015, and the -period ended October

     31, 2012, redemption and small-balance account fees received -had no effect on the Fund's total return.

(7) Total return reflects the rate an investor would have earned on an investment in the Fund during -the period. -

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Motley Fool Emerging Markets -Fund


Notes to Financial Statements

1. Organization:

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the

Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-seven active investment portfolios,

including Motley Fool Independence Fund ("Independence Fund"), Motley Fool

Great America Fund ("Great America Fund") and Motley Fool Emerging Markets Fund

("Emerging Markets Fund") (formerly known as Motley Fool Epic Voyage Fund)

(each a "Fund" and together the "Funds"), which became series of RBB at the close of business on -December 21, 2016. As of August 31, 2017, - -Independence

Fund and Great America Fund each offered two classes of shares, Investor and

Institutional. Emerging Markets Fund offered one class of shares, Investor.

Effective August 1, 2017, the Funds changed its fiscal year end from October 31 to August 31.

Prior to December 21, 2016, Independence Fund, Great America Fund, and Emerging

Markets Fund were diversified series (the "Predecessor Funds") of The Motley

Fool Funds Trust (the "Trust"), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into its corresponding Fund on December 21, 2016 (the "Reorganization"). - As a

result of the Reorganization, the performance and accounting history of each

Predecessor Fund was assumed by its corresponding Fund. - Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

Based -on the recommendation of -the Adviser and such other factors and events as deemed relevant, the Board of Directors -of the Company -(the "Board")

approved the termination of the Institutional -Shares of the Motley Fool

Emerging Markets Fund -as of June 30, 2017. The Institutional -Shares of the

Fund -closed to all new and existing shareholders on May 2, 2017. Institutional

-shareholders of the Fund -had the right to exchange their Institutional Shares for Investor -Shares of the Fund, or to redeem their investment in

Institutional -Shares by June 30, 2017. Any Institutional -Shares of the Fund

that -were not exchanged for Investor -Shares of the Fund, or redeemed, by June

30, 2017, -were liquidated and the proceeds returned to the shareholder. All shares were liquidated.

The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America

Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              53

A series of The RBB Fund, Inc.


engaged in a broad range of industries. The Emerging Markets Fund pursues its objective by investing primarily in common stocks of -companies organized in emerging market foreign countries.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for

U.S. mutual funds. The Funds operate as an investment company and accordingly follow the investment company accounting and reporting guidance of the

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Topic 946 Financial Services - Investment Companies.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Portfolio -Valuation

Securities held by -a Fund -are generally valued at market value as of the close of regular trading on each business day (generally 4 pm Eastern time)

that the New York Stock Exchange ("NYSE") is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded.

However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options.

Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds' pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the

Board. Debt securities that mature in fewer than 60 days are valued at amortized cost, which approximates market value -(unless the Board determines that this method does not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value (the "NAV") may differ from quoted or published prices for the same securities.

[GRAPHIC OMITTED]

   You'd think that it would be easy to determine what a share of the Fund is worth - just add up the value of everything it holds, and then divide by the number of shares. It's not that simple, though. Some foreign markets have different operating hours (when it's daytime in Chicago,

         for example, it is night in Shanghai). That means that when we calculate a Fund's value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing

NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Company has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds' holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day's closing price exceeds specified parameters. As of August 31, 2017, such price movements for certain securities had exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The

Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S.

dollars based on exchange rates supplied by a quotation service.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              55

A series of The RBB Fund, Inc.


Fair Value Measurements

The Financial Accounting Standards Board ("FASB") "Fair Value Measurements and

Disclosures" defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 - quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets,

and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 - observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Independence Fund and the -Emerging Markets Fund -had significant transfers between Level 1 to Level 2 of - $13,357,445 and $1,577,025 respectively, and between Level -2 -to Level -1 of $651,413 and $173,469 -respectively, during the -fiscal period -ended August 31, 2017 -due to fair value pricing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


The Great America -Fund -did not have any -transfers between Level 1 and Level

2 -during the -fiscal period -ended August 31, 2017.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of -August 31, 2017:




                                                    Independence

                                                        Fund

                                                  ================

 Valuation Inputs                                       Value

===============================================   ================


Level 1 - Quoted Prices

  U.S. Common Stocks                              $ 202,181,769

  Foreign Common Stocks

   Banks                                             18,993,758

   Heath Care Equipment & Supplies                   14,331,979

   Food Products                                      4,959,261

   Internet & Catalog Retail                          7,501,410

   Internet Software & Services                       9,417,871

   Life Sciences Tools & Services                     6,737,809

   Media                                              8,703,756

   Multiline Retail                                   6,453,830

   Semiconductors & Semiconductor Equipment           7,948,550

   Temporary Cash Investment                         11,090,471

  Total Level 1                                     298,320,464

Level 2 - Other Significant Observable Inputs

  Foreign Common Stocks

   Banks                                             11,754,961

   Food Products                                      5,823,599

   Health Care Providers & Services                  15,365,041

   Internet & Catalog Retail                          5,779,974

   Internet Software & Services                      11,361,512

   Leisure Products                                   5,674,208

   Machinery                                          4,779,349

   Software                                          11,787,506

   Transportation Infrastructure                      7,663,812

   Wireless Telecommunication Services                7,815,477

  Participatory Notes                                12,693,631

  Total Level 2                                     100,499,070

Level 3 - Significant Unobservable Inputs                     -

Total Value of Investments                        $ 398,819,534



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              57

A series of The RBB Fund, Inc.





                                                    Great America

                                                        Fund

                                                  ================

 Valuation Inputs                                       Value

===============================================   ================


Level 1 - Quoted Prices

  U.S. Common Stocks                              $ 218,550,977

  Temporary Cash Investment                          12,500,675

Level 2 - Other Significant Observable Inputs                 -

Level 3 - Significant Unobservable Inputs                     -

Total Value of Investments                        $ 231,051,652






                                                   Emerging Markets

                                                         Fund

                                                  =================

 Valuation Inputs                                       Value

===============================================   =================


Level 1 - Quoted Prices

  Foreign Common Stocks

   Banks                                             $ 3,730,931

   Consumer Finance                                    1,309,283

   Diversified Telecommunication Services                482,444

   Food Products                                         916,481

   Health Care Equipment & Supplies                    1,050,931

   Health Care Providers & Services                    1,392,379

   Internet & Catalog Retail                           1,430,310

   Internet Software & Services                        2,232,849

   Media                                                 714,774

   Multiline Retail                                    1,228,751

   Semiconductors & Semiconductor Equipment            1,201,525

   Transportation Infrastructure                       3,538,229

   Wireless Telecommunication Services                   991,736

   Temporary Cash Investment                           2,930,469

  Total Level 1                                       23,151,092

Level 2 - Other Significant Observable Inputs

  Foreign Common Stocks

   Banks                                               1,340,197

   Beverages                                             872,600

   Food & Staples Retailing                              355,092

   Health Care Providers & Services                    2,177,122

   Internet Software & Services                        1,918,833



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.





                                                Emerging Markets

                                                      Fund

                                               =================

 Valuation Inputs                                    Value

============================================   =================


   Real Estate Management & Development           $   588,755

   Software                                         1,552,378

   Transportation Infrastructure                    2,456,134

   Participatory Notes                              1,476,606

  Total Level 2                                    12,737,717

Level 3 -  Significant Unobservable Inputs                  -

Total Value of Investments                        $35,888,809



The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

[GRAPHIC OMITTED]

   When a Fund pays a dividend or other distribution, its net asset value (NAV)

         per share will decline by the per-share amount of the distribution.

         Investors are no poorer for this "distribution drop," however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Company are allocated using methods approved by the Board. Income, expense (other than expenses attributable to a specific class) and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              59

A series of The RBB Fund, Inc.


realized and unrealized gains are allocated to each class of shares based on its relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows:

(1) the values of investment securities and other assets and liabilities stated

in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

[GRAPHIC OMITTED]

   When we say that the Funds may invest in other types of securities and in other asset classes, the "may" is well worth emphasizing, as the

         Fund's primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and -Emerging Markets -Fund invest, and the Great America

Fund may invest, in equity and fixed-income securities of foreign companies,

including companies located in both developed and emerging-market countries.

Investment in foreign securities may include the purchase of American

Depositary Receipts ("ADRs") and other depositary receipts (European Depositary

Receipts ("EDRs") and Global Depositary Receipts ("GDRs")) that represent indirect interests in securities of foreign issuers. A significant portion of a

Fund's exposure to foreign investments may be composed of such investments.

Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S.

With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


countries.

[GRAPHIC OMITTED]

   If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom,

         traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds' investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The

Funds will generally use forward contracts only to "lock in" the price in U.S.

dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the

U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund's total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or Company company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or -trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer.

Generally, depositary receipts in registered form are designed for use in the

U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              61

A series of The RBB Fund, Inc.


guaranteed by the U.S. government or one of its agencies or instrumentalities

("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned,

-controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard &

Poor's(R) Ratings Services ("S&P"), a division of The McGraw-Hill Companies,

Inc., and Moody's Investors Services(C), Inc. ("Moody's"), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore,

cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants,

in a local market where direct ownership is not permitted (or is impractical.)

In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended

(disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds'

investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund's limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts -("REITs") are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs,

mortgage REITs, or a combination of equity and mortgage REITs. Investing in

REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the

"Code"), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act.

REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a

Fund, if invested in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              63

A series of The RBB Fund, Inc.


REITs, to request permission to extend the deadline for issuance of Forms

1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

During the -fiscal period ended August 31, 2017, the Independence, Great

America, and Emerging Markets -Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds,

or it may hold cash. At such times, a Fund would not be pursuing its stated

investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Adviser.

Money market instruments are high-quality, short-term fixed income obligations

(which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940

Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase

Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33

1/3% of the value of the Funds total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds did not lend any portfolio securities during the -fiscal period -ended -August 31, 2017.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley

Fool Asset Management (the "Adviser"). Expenses of each Fund are deducted from the Funds' total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, -the Adviser manages the overall investment operations of the Funds in accordance with the Funds' investment objective and policies and formulates a continuing investment strategy for the

Funds pursuant to the terms of the Investment Advisory Agreement between the

Adviser and the Company on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. ("TMF Holdings"), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media,

including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund's average -daily net assets.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Shares of each Fund through the end of February 2018, to the extent necessary to limit the annual operating expenses of the Investor and Institutional Shares of each Fund

(excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund's average daily net assets.




                     Expense Limits

========================================================


Independence Fund - Investor Shares           1.15%

Independence Fund - Institutional Shares      0.95%

Great America Fund - Investor Shares          1.15%

Great America Fund - Institutional Shares     0.95%

Emerging Markets Fund - Investor Shares       1.15%



The Adviser may recover from the Investor and Institutional -Shares of each

Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds' operating expenses (excluding -brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and

Institutional Class, respectively, of each Fund that were in effect at the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              65

A series of The RBB Fund, Inc.


time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different.

Previously waived fees subject to future recovery by the Adviser are as follows:




  Independence Fund

====================

                                     Recovery

                                    Available

                     ========================================

      Period End      Investor Shares   Institutional Shares

==================== ================= ======================


October 2017                 $-               $  14,864

October 2018                 $-               $  80,208

October 2019                 $-               $  85,311

August 2020                  $-               $  83,548

Total                        $-               $ 263,931











  Great America Fund

=====================

                                      Recovery

                                     Available

                      ========================================

      Period End       Investor Shares   Institutional Shares

===================== ================= ======================


October 2017              $  24,807            $  14,897

October 2018              $  18,749            $  85,273

October 2019              $  44,651            $  88,812

August 2020               $  19,415            $  73,109

Total                     $ 107,622            $ 262,091






  Emerging Markets Fund

========================

                                  Recovery

                                  Available

                           =======================

        Period End          Investor Shares

========================   =================


October 2017                   $  48,584

October 2018                   $ 269,503

October 2019                   $ 271,449

August 2020                    $ 202,227

Total                          $ 791,763



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


 -Directors' and Officers' Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President,

Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant

Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Company. They are not compensated by the Funds or the

Company.

Each Trustee of the Trust -who was -not an "interested person," as defined by the 1940 Act, of the Predecessor Funds -was paid an annual retainer of $40,000.

-Officers of the Predecessor Funds, all of whom -were members, officers, or employees of the Adviser, or their affiliates, received no compensation from the Trust. -

Other Service Providers

Administration and Accounting Services

The Company has entered into an Administration and Accounting Services

Agreement with BNY Mellon. Pursuant to the Administration and Accounting

Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Company and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds' compliance with federal and state regulations; supervising the maintenance of the Funds' general ledger, the preparation of the Funds'

financial statements, the determination of the Funds' daily NAVs, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pay the Administrator an annual fee calculated based upon the Funds' average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds' transfer agent and dividend disbursing agent.

BNY Mellon receives a fee based mainly upon the number of accounts serviced.

Certain minimum fees and transaction charges may apply.

For the -fiscal period -ended August 31, 2017 -and the year ended October 31

,2016, BNY Mellon received $1,040,514 and $1,229,753, respectively, -in aggregate fees and expenses -from the Funds and the Predecessor Funds for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Company's assets and is responsible for maintaining custody of the Funds' cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              67

A series of The RBB Fund, Inc.


Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the -fiscal period -ended August 31, 2017 -and the year ended October 31,

2016,  -BNY Mellon received $123,424 and $126,231, respectively, -in aggregate fees and expenses from the Funds and the Predecessor Funds for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the

Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds.

The Funds do not pay any fees to the Distributor in its capacity as

Underwriter. The fees are paid by the Adviser.

Shareholder Account-Related Services

The Company's Board has authorized it to pay fees to financial intermediaries,

including securities dealers, that provide shareholder account-related services to their customers who own shares of the Company's Funds, or to reimburse the

Adviser for such expenses it paid on the Company's behalf. - These financial intermediaries generally have omnibus accounts with the Company's Transfer

Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. - The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Company. -

For the -fiscal period -ended August 31, 2017, -Motley Fool Independence Fund paid $167,090, -Motley Fool Great America Fund paid $120,669 and -Motley Fool

Emerging Markets -Fund paid $20,192 for such third-party shareholder account-related services. For the year ended October 31, 2016, Motley Fool

Independence Fund paid $225,080, Motley Fool Great America Fund paid $166,025 and Motley Fool Emerging Markets Fund paid $28,559 for such third-party shareholder account-related services. These amounts include -what was -paid by the Predecessor Funds.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist.

Please see the Funds' prospectus for more information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


Small-Balance Account -Fee

The Funds charge a small-balance account fee of $24 annually if the value of an

-account -is less than $10,000. The fee is assessed by redeeming shares from that -account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds' prospectus for more information.

Transactions with Affiliates -

Advisers to investment companies, including Motley Fool Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. - When affecting these "cross" transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. - The procedures have been designed to provide assurance that any purchase or sale of securities by the

Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

For the -fiscal period ended -August 31, 2017, the Funds and the Predecessor

Funds did not engage in any -security transactions with affiliates.

5. Control Persons and Principal Holders (Unaudited):

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own of record or are known by -the Fund to own beneficially 5% or more of the outstanding shares of the Fund. As of August 31, 2017, -the following individuals owned 5% or more of the Funds:




         Independence Fund

=================================

               Name                  % of Shares

=================================   ============


Charles Schwab & Co. Inc.               32.82%

National Financial Services LLC         24.87%

TD Ameritrade Inc.                      12.07%






        Great America Fund

=================================

               Name                  % of Shares

=================================   ============


Charles Schwab & Co. Inc.               31.92%

National Financial Services LLC         25.99%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              69

A series of The RBB Fund, Inc.





  Great America Fund

=====================

         Name            % of Shares

=====================   ============


TD Ameritrade Inc.          10.57%






       Emerging Markets Fund

=================================

               Name                  % of Shares

=================================   ============


National Financial Services LLC         25.52%

Charles Schwab & Co. Inc.               21.46%

TD Ameritrade Inc.                      12.03%



6. Investment Transactions:

For the -fiscal period -ended August 31, 2017, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds and the Predecessor Funds were as follows:




                      Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities

                                           (other than Temporary Cash Investments)

=============================================================================================================================

                                       Fund                                          Purchases    Sales and Maturity Proceeds

================================================================================ =============== ============================


Independence Fund                                                                $ 138,542,283           $ 178,097,757

Great America Fund                                                                  52,308,830              76,064,059

Emerging Markets Fund                                                                6,133,266               9,340,701



7. Shares of Common Stock:

RBB has authorized capital of one hundred billion shares of common stock at a par value of $0.001 per share, of which 84.923 billion shares are currently classified into one hundred and seventy-six classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company ("RIC") under

Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


any such taxes. For this reason, no provision for excise or income taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

The -Funds may be subject to -taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. - Dividend and interest income is recorded net of non-U.S. taxes paid.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for

-foreign currency transactions, investments in partnerships and Passive Foreign

Investment Companies ("PFICs"), and loss deferrals due to wash sales and qualified late-year losses.

Distribution of the Funds and/or the Predecessor Funds , as applicable, during the -fiscal period -ended -August 31, 2017, the year ended -October 31, 2016 and the year ended October 31, 2015, were characterized as follows for tax purposes:




  Independence Fund

====================

                          Ordinary         Long-Term

     Tax Year End          Income        Capital Gain

====================   ==============   ==============


2017                    $   799,221      $ 9,643,760

2016                    $    48,712      $   169,411

2015                    $ 1,957,567      $ 6,957,635






  Great America Fund

=====================

                          Ordinary        Long-Term

     Tax Year End          Income       Capital Gain

=====================   ============   ==============


2017                     $       -     $-

2016                     $ 370,109     $-

2015                     $ 522,273     $-






  Emerging Markets Fund

========================

                             Ordinary        Long-Term

       Tax Year End           Income       Capital Gain

========================   ============   ==============


2017                        $ 178,502     $-

2016                        $ 319,416     $-

2015                        $ 701,942     $-



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              71

A series of The RBB Fund, Inc.


At -August 31, 2017, the components of distributable earnings for the -Funds,

on a tax basis were as follows:




  Independence Fund

====================

                                                                  Net Unrealized

    Undistributed       Undistributed      Capital                 Appreciation

      Ordinary            Long-Term          Loss                 (Depreciation)

       Income            Capital Gain     Carryover     Other     on Investments

====================   ===============   ===========   =======   ===============


   $     2,302,285     $ 46,172,290      $-            $-        $ 127,548,699






  Great America Fund

=====================

                                                                           Net Unrealized

     Undistributed       Undistributed      Capital                         Appreciation

       Ordinary            Long-Term          Loss                         (Depreciation)

        Income            Capital Gain     Carryover         Other         on Investments

=====================   ===============   ===========   ===============   ===============


$      -                $ 12,051,987      $-              $  (544,611)    $ 80,904,387






  Emerging Markets Fund

========================

                                                                            Net Unrealized

      Undistributed         Undistributed         Capital                    Appreciation

        Ordinary              Long-Term             Loss                    (Depreciation)

         Income              Capital Gain        Carryover        Other     on Investments

========================   ===============   =================   =======   ===============


     $       284,107       $-                  $  (1,545,914)    $-          $ 9,339,598



During the fiscal period -ended -August 31, 2017 the -Predecessor Fund to the

-Great America -Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $3,132,797. -

For federal income tax purposes, the Funds measure capital loss carryovers annually at August 31, their fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated

Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition,

such losses must be utilized prior to the losses incurred in the years preceding enactment. As of August 31, 2017, the Emerging -Markets Fund had

unexpiring short-term -losses of -$479,367 and long-term losses of $1,066,547.

Great America Fund deferred qualified late-year losses of $544,611 which will be treated as arising on the first business day of the year ending -August 31,

2018.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


At August 31, 2017, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:




  Independence Fund

====================

                        Net Unrealized

                         Appreciation        Appreciated        Depreciated

   Federal Tax Cost     (Depreciation)       Securities          Securities

====================   ================   ================   =================


  $    271,267,819     $ 127,551,715      $ 135,624,277        $  (8,072,562)






  Great America Fund

=====================

                         Net Unrealized

                          Appreciation       Appreciated       Depreciated

   Federal Tax Cost      (Depreciation)       Securities        Securities

=====================   ================   ===============   ===============


   $    150,147,265       $ 80,904,387     $ 81,712,472        $  (808,085)






  Emerging Markets Fund

========================

                            Net Unrealized

                             Appreciation      Appreciated      Depreciated

     Federal Tax Cost       (Depreciation)      Securities      Securities

========================   ================   =============   ==============


    $      26,548,449         $ 9,340,360     $ 9,360,456       $  (20,096)



The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships.

At -August 31, 2017, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to -NOL (net operating loss) adjustments, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the -Funds:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              73

A series of The RBB Fund, Inc.





  Independence Fund

====================

                                                  Accumulated

                                                  Net Realized

                             Accumulated          Gain (Loss)

   Paid in Capital      Undistributed Income     on Investments

====================   ======================   ===============


     $      268               $186,772            $ (187,040)






  Great America Fund

=====================

                                                   Accumulated

                                                   Net Realized

                              Accumulated          Gain (Loss)

    Paid in Capital      Undistributed Income     on Investments

=====================   ======================   ===============


   $     (428,951)             $632,039            $ (203,088)






  Emerging Markets Fund

========================

                                                      Accumulated

                                                      Net Realized

                                 Accumulated          Gain (Loss)

     Paid in Capital        Undistributed Income     on Investments

========================   ======================   ===============


$       -                        $ (26,386)             $26,386



Management has analyzed the Funds' tax positions through the fiscal year ended

August 31, 2017 and the Funds' open tax years (years ended October 31, 2014 through October 31, 2016),  -and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

However, management's conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed. - - -

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


Report of Independent Registered Public Accounting Firm

To the -Board of Directors of

The -RBB -Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Motley

Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Emerging

Markets Fund (formerly the Motley Fool Epic Voyage Fund), the "Funds," each a series of The RBB Fund, Inc. (formerly a series of The Motley Fool Funds

Trust), including the schedules of investments, as of August 31, 2017, and the related statements of operations for the period ended August 31, 2017 and for the year ended October 31, 2016, the statements of changes in net assets for the period ended August 31, 2017 and the two years in the period ended October

31, 2016 and the financial highlights for the period ended August 31, 2017 and for each of the five years in the period ended October 31, 2016. - These financial statements and financial highlights are the responsibility of the

Funds' management. - - Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. - - - - -

We conducted our audits in accordance with the standards of the Public Company

Accounting Oversight Board (United States). - - Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. - The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. - Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,

but not for the purpose of expressing an opinion on the effectiveness of the

Funds' internal control over financial reporting. - Accordingly, we express no such opinion. - An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. - - Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. - An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. - - We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Motley Fool Independence Fund, Motley Fool Great America Fund - and Motley Fool

Emerging Markets Fund as of August 31, 2017, the results of their operations,

the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 13, 2017 -

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              75

A series of The RBB Fund, Inc.


Notice to Shareholders -(Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the

Internal Revenue Code and the regulations thereunder.

For the period ended August 31, 2017, -each Fund reported a portion of its distributions as follows:




  Motley Fool Independence Fund

================================

            Qualified               Dividends     Foreign     Foreign        Long-Term

            Dividend                 Received      Source       Tax         Capital Gain

             Income                 Deduction      Income      Credit       Distribution

================================   ===========   =========   =========   =================


        $        799,221           $799,221          $-          $-         $ 9,643,760







Qualified Dividend Income (QDI)            100.00%

Dividends Received Deduction (DRD)         100.00%






  Motley Fool Great America Fund

=================================

             Qualified               Dividends     Foreign     Foreign        Long-Term

             Dividend                 Received      Source       Tax         Capital Gain

              Income                 Deduction      Income      Credit       Distribution

=================================   ===========   =========   =========   =================


          $           --                 $-           $-          $-              $-







Qualified Dividend Income (QDI)            0.00%

Dividends Received Deduction (DRD)         0.00%






  Motley Fool Emerging Markets Fund

====================================

              Qualified                 Dividends      Foreign      Foreign        Long-Term

              Dividend                   Received       Source        Tax         Capital Gain

               Income                   Deduction       Income       Credit       Distribution

====================================   ===========   ===========   =========   =================


         $          243,907                $776      $676,876      $65,405             $-







Qualified Dividend Income (QDI)            100.00%

Dividends Received Deduction (DRD)           0.32%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities -during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling

(888) 863-8803; (ii) on the U.S. Securities and Exchange Commission's ("SEC")

website at http://www.sec.gov; and (iii) on the Funds' website at

http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888)

863-8803; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the

Funds' website at http://

www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public

Reference Room in Washington, D.C. Information on the operation of the Public

Reference Room may be obtained by calling (800) SEC-0330.

Meeting of Shareholders

No special meeting of Shareholders was held during the -period ended -August

31, 2017.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              77

A series of The RBB Fund, Inc.


--------------------------------------------------------------------------------

The Motley Fool Funds Privacy Notice

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. -

Federal law gives consumers the right to limit some but not all sharing. -

Federal law also requires us to tell you how we collect, share, and protect your personal information. - Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product of service you have with us. This information can include:

      o  Social Security number and transaction history

      o  Account balances and checking account information

      o  Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Motley Fool Funds chooses to share; and whether you can limit this sharing.




 Reasons we share your personal information              Does the Motley Fool Funds share?     Can you limit this sharing?

=====================================================   ===================================   ============================


 For our everyday business purposes -                   Yes                                   No

  such as to process your transaction,

  maintain your account(s), provide

  you with necessary information, respond

  to court orders and legal investigation,

  or report to credit bureaus

 For our marketing purposes -                           Yes                                   Yes

  to offer our products and services to you

 For joint marketing with other financial companies     No                                    We don't share

 For our affiliates' everyday business purposes -       Yes                                   No

  information about your transactions and

  experiences

 For our affiliates' everyday business purposes -       No                                    We don't share

  information about your creditworthiness

 For our affiliates to market to you                    Yes                                   Yes

 For nonaffiliates to market to you                     No                                    We don't share



To limit our sharing:

      o Visit us online: http://signup.foolfunds.com/marketing/

      SubscriptionManagement.aspx

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  A series of The RBB Fund, Inc.


Please note:

      If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption,

authentication and secured buildings and files.

How does The Motley Fool Funds collect my personal information?

We collect your personal information, for example, when you

      o  open an account or provide account information

      o  make deposits or withdrawals from your account

      o  make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

      o  sharing for affiliates' everyday business purposes - information about your creditworthiness

      o  make deposits or withdrawals from your account

      o  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as

The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds doesn't jointly market. -

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              79

A series of The RBB Fund, Inc.


--------------------------------------------------

--------------------------------------------------

80

The Motley Fool Funds Trust




                                          Term of Office

                           Positions(s)        and

       Name, Address,        Held with      Length of

          and Age             Company       Served(1)

========================= ============= =================


                    INDEPENDENT DIRECTORS

Julian A. Brodsky            Director   1988 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 84

J. Richard Carnall           Director   2002 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 79

Gregory P. Chandler          Director   2012 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 50

Nicholas A. Giordano         Director   2012 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 74

Sam Lambroza                 Director   2016 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 63

Arnold M. Reichman           Chairman   2005 to present

615 East Michigan Street     Director   1991 to present

Milwaukee, WI 53202

Age: 69


              --------------------------------------------------

              --------------------------------------------------

                                       80

                          The Motley Fool Funds Trust

                                                                                                   Number of

                                                                                                 Portfolios in

                                                                                                     Fund

                                                                                                    Complex

       Name, Address,                             Principal Occupation(s)                         Overseen by

          and Age                                   During Past 5 Years                           Director(*)

=============================================================================================== ==============


                                              INDEPENDENT DIRECTORS

Julian A. Brodsky         From 1969 to 2011, Director and Vice Chairman, Comcast Corporation          29

615 East Michigan Street  (cable television and communications).

Milwaukee, WI 53202

Age: 84

J. Richard Carnall        Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and          29

615 East Michigan Street  Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.);

Milwaukee, WI 53202       since 2004, Director of Cornerstone Bank.

Age: 79

Gregory P. Chandler       Since 2009, Chief Financial Officer, Emtec, Inc. (information               29

615 East Michigan Street  technology consulting/services); from 2003 to 2009, Managing

Milwaukee, WI 53202       Director, head of Business Services and IT Services Practice, Janney

Age: 50                   Montgomery Scott LLC (investment banking/brokerage).

Nicholas A. Giordano      Since 1997, Consultant, financial services organizations.                   29

615 East Michigan Street

Milwaukee, WI 53202

Age: 74

Sam Lambroza              Since 2010, Managing Director, Chief Investment Officer and Board           29

615 East Michigan Street  Member, Tinsel Group of Companies (asset management).

Milwaukee, WI 53202

Age: 63

Arnold M. Reichman        Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC         29

615 East Michigan Street  (online beauty and health appointment booking service).

Milwaukee, WI 53202

Age: 69

--------------------------------------------------

--------------------------------------------------

The Motley Fool Funds Trust


                                   Other

                               Directorships

       Name, Address,         Held by Director

          and Age           in the Past 5 Years

=================================================


                INDEPENDENT DIRECTORS

Julian A. Brodsky         AMDOCS Limited

615 East Michigan Street  (service provider to

Milwaukee, WI 53202       telecommunications

Age: 84                   companies).

J. Richard Carnall        None

615 East Michigan Street

Milwaukee, WI 53202

Age: 79

Gregory P. Chandler       Emtec, Inc.; FS

615 East Michigan Street  Investment

Milwaukee, WI 53202       Corporation

Age: 50                   (business

                          development

                          company); FS Energy

                          and Power Fund

                          (business

                          development

                          company).

Nicholas A. Giordano      Kalmar Pooled

615 East Michigan Street  Investment Trust

Milwaukee, WI 53202       (registered investment

Age: 74                   company)(until

                          September 2017);

                          Wilmington Funds 12

                          portfolios(registered

                          investment company);

                          Independence Blue

                          Cross (healthcare

                          insurance); Intricon

                          Corp. (producer of

                          medical devices).

Sam Lambroza              None

615 East Michigan Street

Milwaukee, WI 53202

Age: 63

Arnold M. Reichman        Independent Trustee of

615 East Michigan Street  EIP Investment Trust

Milwaukee, WI 53202       (registered investment

Age: 69                   company).



Trustees -and Officers


--------------------------------------------------

81

The Motley Fool Funds Trust




                                                Term of Office

                               Positions(s)          and

        Name, Address,           Held with        Length of

           and Age                Company         Served(1)

=========================== ================= =================


Robert A. Straniere              Director     2006 to present

615 East Michigan Street

Milwaukee, WI 53202

Age: 76

                      INTERESTED DIRECTOR(2)

Robert Sablowsky               Vice Chairman  2016 to present

615 East Michigan Street         Director     1991 to present

Milwaukee, WI 53202

Age: 79

                             OFFICERS

Salvatore Faia, JD, CPA,         President    2009 to present

CFE Vigilant Compliance,     Chief Compliance 2004 to present

LLC Gateway Corporate             Officer

Center Suite 216 226

Wilmington West Chester

Pike Chadds Ford, PA 19317

Age: 54

James G. Shaw                  Treasurer and  2016 to present

615 East Michigan Street         Secretary

Milwaukee, WI 53202

Age: 57

Robert Amweg Vigilant            Assistant    2016 to present

Compliance, LLC Gateway          Treasurer

Corporate Center Suite 216

226 Wilmington West

Chester Pike Chadds Ford,

PA 19317

Age: 64

Jesse Schmitting                 Assistant    2016 to present

615 East Michigan Street         Treasurer

Milwaukee, WI 53202

Age: 35

Edward Paz                       Assistant    2016 to present

615 East Michigan Street         Secretary

Milwaukee, WI 53202

Age: 46

Michael P. Malloy                Assistant    1999 to present

One Logan Square                 Secretary

Ste. 2000

Philadelphia, PA 19103

Age: 58


              --------------------------------------------------

                                       81

                          The Motley Fool Funds Trust

                                                                                                            Number of

                                                                                                          Portfolios in

                                                                                                              Fund

                                                                                                             Complex

        Name, Address,                                 Principal Occupation(s)                             Overseen by

           and Age                                       During Past 5 Years                               Director(*)

======================================================================================================== ==============


Robert A. Straniere         Since 2009, Administrative Law Judge, New York City; since 1980, Founding          29

615 East Michigan Street    Partner, Straniere Law Group (law firm).

Milwaukee, WI 53202

Age: 76

                                                  INTERESTED DIRECTOR(2)

Robert Sablowsky            Since 2002, Senior Director - Investments and prior thereto, Executive Vice        29

615 East Michigan Street    President, of Oppenheimer & Co., Inc. (a registered broker-dealer).

Milwaukee, WI 53202

Age: 79

                                                         OFFICERS

Salvatore Faia, JD, CPA,    Since 2004, President, Vigilant Compliance, LLC (investment management            N/A

CFE Vigilant Compliance,    services company); since 2005, Independent Trustee of EIP Investment

LLC Gateway Corporate       Trust (registered investment company).

Center Suite 216 226

Wilmington West Chester

Pike Chadds Ford, PA 19317

Age: 54

James G. Shaw               Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to           N/A

615 East Michigan Street    2016, Senior Director and Vice President of BNY Mellon Investment

Milwaukee, WI 53202         Servicing (US) Inc. (financial services company).

Age: 57

Robert Amweg Vigilant       Since 2013, Compliance Director, Vigilant Compliance, LLC (investment             N/A

Compliance, LLC Gateway     management services company); since 2012, Consultant to the financial

Corporate Center Suite 216  services industry; from 2007 to 2012, Chief Financial Officer and Chief

226 Wilmington West         Accounting Officer, Turner Investments, LP (registered investment

Chester Pike Chadds Ford,   company).

PA 19317

Age: 64

Jesse Schmitting            Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund       N/A

615 East Michigan Street    administrative services firm).

Milwaukee, WI 53202

Age: 35

Edward Paz                  Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC           N/A

615 East Michigan Street    (fund administrative services firm).

Milwaukee, WI 53202

Age: 46

Michael P. Malloy           Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).                       N/A

One Logan Square

Ste. 2000

Philadelphia, PA 19103

Age: 58

--------------------------------------------------

The Motley Fool Funds Trust


                                    Other

                                Directorships

        Name, Address,         Held by Director

           and Age           in the Past 5 Years

=================================================


Robert A. Straniere         Reich and Tang Group

615 East Michigan Street    (asset management).

Milwaukee, WI 53202

Age: 76

               INTERESTED DIRECTOR(2)

Robert Sablowsky            None

615 East Michigan Street

Milwaukee, WI 53202

Age: 79

                      OFFICERS

Salvatore Faia, JD, CPA,    N/A

CFE Vigilant Compliance,

LLC Gateway Corporate

Center Suite 216 226

Wilmington West Chester

Pike Chadds Ford, PA 19317

Age: 54

James G. Shaw               N/A

615 East Michigan Street

Milwaukee, WI 53202

Age: 57

Robert Amweg Vigilant       N/A

Compliance, LLC Gateway

Corporate Center Suite 216

226 Wilmington West

Chester Pike Chadds Ford,

PA 19317

Age: 64

Jesse Schmitting            N/A

615 East Michigan Street

Milwaukee, WI 53202

Age: 35

Edward Paz                  N/A

615 East Michigan Street

Milwaukee, WI 53202

Age: 46

Michael P. Malloy           N/A

One Logan Square

Ste. 2000

Philadelphia, PA 19103

Age: 58



--------------------------------------------------


--------------------------------------------------

The Motley Fool Funds Trust




                                    Term of Office

                     Positions(s)        and

    Name, Address,     Held with      Length of

       and Age          Company       Served(1)

=================== ============= =================


Jillian L. Bosmann     Assistant  2017 to present


              --------------------------------------------------

                                       82

                          The Motley Fool Funds Trust

                                                                                               Number of

                                                                                             Portfolios in

                                                                                                 Fund             Other

                                                                                                Complex       Directorships

    Name, Address,                           Principal Occupation(s)                          Overseen by   Held by Director

       and Age                                 During Past 5 Years                            Director(*)  in the Past 5 Years

=========================================================================================== ============= ====================


Jillian L. Bosmann  Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker        N/A     N/A



(*) Each Director oversees twenty-nine portfolios of the Company that are currently offered for sale.





One Logan Square         Secretary  Biddle & Reath LLP (2006-Present).

Ste. 2000

Philadelphia, PA 19103

Age: 38



(1) Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual

 Director. The Board has approved waivers of the policy with respect to Messrs.

 Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies,

 resigns or is removed.

(2) Mr. Sablowsky is considered an "interested person" of the Company as that term is defined in the 1940 Act and is referred to as an "Interested

 Director." Mr. Sablowsky is considered an "Interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

--------------------------------------------------


                               Investment Adviser

                       Motley Fool Asset Management, LLC

                               2000 Duke Street

                                   Suite 175

                              Alexandria, VA 22314

                        Administrator and Transfer Agent

                   BNY Mellon -Investment Servicing (US) Inc.

                                 P.O. Box 9780

                           Providence, RI 02940-9780

                                   Custodian

                         The Bank of New York Mellon -

                                One Wall Street

                               New York, NY 10286

                 Independent Registered Public Accounting Firm

                           Tait, Weller & Baker, LLP

                         1818 Market Street, Suite 2400

                             Philadelphia, PA 19103

                                  Distributor

                        Foreside Funds Distributors LLC

                               899 Cassatt Road

                          400 Berwyn Park, Suite 110

                                Berwyn, PA 19312

                                 Legal Counsel

                           Drinker Biddle & Reath LLP

                         One Logan Square, Suite 2000

                         Philadelphia, -PA -19103-6996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              83

A series of The RBB Fund, Inc.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2016	Fiscal Year 2017
Tait Weller	$51,900	$52,500

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2016 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2016	Fiscal Year 2017
Tait Weller	$10,500	$10,500

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.
Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.
Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.
Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.
Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the four-month period from May 1, 2017 to August 31, 2017 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	10/13/2017

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	10/13/2017

*	Print the name and title of each signing officer under his or her signature.